UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to §240.14a-12

LSB BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF THE SHAREHOLDERS OF
LSB BANCSHARES, INC.
One LSB Plaza
Lexington, North Carolina 27292

To the Shareholders of LSB Bancshares, Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of LSB Bancshares, Inc. (“Bancshares”) will be held at Bancshares’ headquarters, located at One LSB Plaza, 5th Floor, Lexington, North Carolina, 27292, on Wednesday, April 21, 2004 at 10:00 a.m. local time. Shareholders of record at the close of business on February 23, 2004 are entitled to notice of and to vote at the meeting and any adjournment thereof. Following the Annual Meeting, shareholders of record are cordially invited to a luncheon at the J. Smith Young YMCA, located at 119 West Third Avenue, Lexington, North Carolina 27292, at 12:30 p.m. local time.

     The purposes of the meeting are to consider and act upon the following proposals:

•	To elect four members of the Board of Directors;

•	To approve the LSB Bancshares, Inc. Comprehensive Equity Compensation Plan for Directors and Employees;

•	To ratify the appointment of Turlington and Company, L.L.P., as Bancshares’ independent auditors for 2004; and

•	To consider such other business as may properly come before the meeting.

     We urge you to attend this meeting. It is extremely important that your shares be represented regardless of the number you own. Whether or not you expect to be present at the meeting, please sign and return your proxy to Bancshares in the enclosed envelope at your earliest convenience. Unless you indicate to the contrary, your proxy will be cast for the nominees for director named in the accompanying Proxy Statement, for the approval of the LSB Bancshares, Inc. Comprehensive Equity Compensation Plan for Directors and Employees and for the ratification of the appointment of Turlington and Company, L.L.P. as Bancshares’ independent auditors for 2004, each as described in more detail in the accompanying Proxy Statement. In the event that you attend the meeting in person, you may revoke your proxy and vote your shares in person.

     This 18th day of March, 2004.

Yours very truly,

Robert F. Lowe Chairman, President and Chief Executive Officer

LSB BANCSHARES, INC.
One LSB Plaza
Lexington, North Carolina 27292

PROXY STATEMENT

     The accompanying proxy is solicited by and on behalf of the Board of Directors of LSB Bancshares, Inc. (“Bancshares”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, April 21, 2004 at 10:00 a.m. local time at Bancshares’ headquarters and principal executive offices, located at One LSB Plaza, 5th Floor, Lexington, North Carolina, 27292, and at any adjournment thereof. The entire cost of this proxy solicitation will be borne by Bancshares. In addition to solicitation by mail, directors, officers and employees of Bancshares and its subsidiary, Lexington State Bank (the “Bank”), may solicit proxies personally, by telephone, telex, facsimile or electronic means but no such person will be paid any additional compensation or other remuneration (other than their regular compensation) in connection with such solicitation. In addition, Bancshares has retained The Altman Group, Inc., 1275 Valley Brook Avenue, Lyndhurst, New Jersey 07071, to aid in the solicitation. For these services, Bancshares will pay The Altman Group, Inc. $5,000 and will reimburse it for certain out of pocket disbursements and expenses. Brokers and other nominees will be requested to forward the soliciting material to beneficial owners and to obtain authorization for the execution of proxies and will be reimbursed by Bancshares upon request for their reasonable expenses in doing so. This proxy statement and the accompanying proxy card were first mailed to shareholders on or about March 18, 2004.

ATTENDANCE AND VOTING MATTERS

     Shareholders of record at the close of business on February 23, 2004, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting. At the close of business on February 23, 2004, there were 8,550,442 shares of common stock of Bancshares (the “Common Stock”) outstanding and entitled to vote. There is no other class of voting stock outstanding. On all matters properly brought before the meeting, shareholders are entitled to one vote for each share held.

     The accompanying proxy is for use at the 2004 Annual Meeting if a shareholder either will be unable to attend in person or will attend but wishes to vote by proxy. Shares may be voted by completing the enclosed proxy card and mailing it in the postage-paid envelope provided, voting over the Internet or using a toll-free number. Shareholders should refer to the proxy card or the information forwarded by the shareholder’s bank, broker or other holder of record to see which voting options are available. Shareholders who vote over the Internet may incur costs, such as telephone and Internet access charges, for which the shareholder is responsible. The Internet and telephone voting facilities for eligible shareholders of record will close at 12:00 midnight Eastern Daylight Time on April 20, 2004. Specific instructions to be followed by any shareholder interested in voting via the Internet or telephone are shown on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their instructions have been properly recorded. In the event that the proxy card does not reference Internet or telephone voting information because you are not the registered owner of the shares, please complete and return the proxy card in the self-addressed, postage-paid envelope provided.

     The shares represented by the accompanying proxy card will be voted at the Annual Meeting if the proxy card is properly signed, dated and received by Bancshares prior to the time of the meeting. If a shareholder is a participant in the LSB Bancshares, Inc. Direct Stock Purchase Plan, the proxy represents the number of shares of Common Stock in the shareholder’s Direct Stock Purchase Plan account as well as shares held of record directly by the shareholder. Participants in the Lexington State Bank Employees’ 401(k) Plan (the “Bank Savings Plan”) who have shares of Common Stock allocated to their plan accounts will not be given the opportunity to vote or direct the trustee of the Bank Savings Plan as to how the shares held for their benefit should be voted. Shares allocated to participant accounts in the Bank Savings Plan will be voted by the trustee of the Bank Savings Plan in accordance with the Bank’s instructions, or the instructions of an independent fiduciary retained by the Bank for this purpose. The Bank may also retain an independent fiduciary to vote Bancshares Common Stock it holds in other trust or fiduciary accounts.

     Where a choice is specified by a shareholder on the proxy card as to the vote on any matter to come before the meeting, the proxy will be voted in accordance with such specification. If no choice is specified, the proxy will be voted for the nominees for director named herein, for the adoption of the LSB Bancshares, Inc. Comprehensive Equity Compensation Plan for Directors and Employees (the “Comprehensive Equity Plan”) and for the ratification of the appointment of Turlington and Company, L.L.P. as Bancshares’ independent auditors for 2004. If any other matters are properly presented for consideration at the Annual Meeting, the persons named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. Any shareholder giving a proxy has the right to revoke it at any time before it is voted by delivering a written revocation or an executed proxy bearing a later date to the Secretary of Bancshares or by attending and voting in person at the meeting. Any shareholder who votes by telephone or Internet may also revoke the shareholder’s proxy or change the shareholder’s vote with a timely and valid later telephone or Internet vote, as the case may be.

     The presence in person or by proxy of a majority of the total shares of Common Stock outstanding on the record date (that is, 4,275,221 shares) constitutes a quorum for the transaction of business at the 2004 Annual Meeting. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjourned meeting. Abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter as to which the brokers or nominees do not have discretionary power) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business.

     The laws of North Carolina, under which Bancshares is incorporated, provide that, in connection with the election of directors, the persons receiving a plurality of the votes cast will be elected as directors (meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot). In an uncontested election for directors, the plurality requirement is not a factor. Accordingly, the withholding of authority by a shareholder (including broker non-votes) with respect to the election of one or more directors will not be counted in computing a plurality and thus will have no effect on the results of the election of such nominees. The proposal to ratify the appointment of Turlington and Company, L.L.P. as Bancshares’ independent auditors for 2004 and the proposal to adopt the Comprehensive Equity Plan will be approved if the number of votes cast “for” such proposal exceeds the number of votes cast “against” such proposal. Abstentions and broker non-votes will not be included in determining the number of votes cast on the proposal and, accordingly, will have no effect on the outcome of such votes. If shareholders do not ratify Bancshares’ appointment of Turlington and Company, L.L.P. as Bancshares independent auditors for 2004, the Audit Committee will reconsider that appointment.

     If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted for purposes of determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

MANAGEMENT’S OWNERSHIP OF COMMON STOCK

     The following table sets forth information as of February 23, 2004 concerning the beneficial ownership of Common Stock by each director, nominee for director and each executive officer named under the heading “Executive Compensation” herein, and by all directors and executive officers as a group. Management is aware of no person who beneficially owns more than five percent of the outstanding shares of Common Stock. According to rules promulgated by the Securities and Exchange Commission (the “SEC”), a person is the “beneficial owner” of securities if the person has or shares the power to vote them or to direct their investment, or has the right to acquire ownership of such securities within 60 days through the exercise of an option, warrant, right of conversion of a security or otherwise.

	Shares Over
	Which	Shares the	Shares Over
	Beneficial	Beneficial	Which
	Owner has	Owner has the	Beneficial		% of Total
	Sole Voting	Right to	Owner has	Total	Outstanding
	and	Acquire	Shared Voting	Shares	Voting
	Investment	Within 60	or Investment	Beneficially	Shares of
Name of Beneficial Owner	Power	Days(1)	Power(2)	Owned(3)	Bancshares

Michael S. Albert	8,722	2,500	644	11,866	*
Leonard H. Beck	10,806	2,500	0	13,306	*
Marvin D. Gentry	8,202	2,500	6,950	17,652	*
Samuel R. Harris	3,447	2,500	0	5,947	*
Walter A. Hill, Sr.	13,503	2,500	10,011	26,014	*
Sue H. Hunter	1,444	2,100	560	4,104	*
Robert F. Lowe	55,576	94,061	32,367	182,004	2.11%
David A. Smith	18,235	1,250	0	19,485	*
Robert B. Smith, Jr.	17,684	2,500	0	20,184	*
Burr W. Sullivan	6,643	2,500	3,612	12,755	*
Roberts E. Timberlake	11,634	2,500	16,183	30,317	*
John W. Thomas, III	539	0	0	539	*
Lloyd G. Walter, Jr.	7,741	2,500	0	10,241	*
Julius S. Young, Jr.	34,649	2,500	0	37,149	*
H. Franklin Sherron, Jr.	26,476	43,124	16,001	85,601	1.00%
Monty J. Oliver	22,907	40,624	80	63,611	*
All directors and executive officers as a group (16 persons)	248,208	206,159	86,408	540,775	6.18%

*	Represents less than 1% of the outstanding Common Stock.

(1)	Beneficial owners have the right to acquire the shares under outstanding stock options exercisable within 60 days.

(2)	Shares listed include:

•	With respect to Mr. Albert, 644 shares owned by a trust for the benefit of Mr. Albert’s son, for which Mr. Albert is the trustee.

•	With respect to Mr. Gentry, 6,950 shares held by Mr. Gentry’s wife.

•	With respect to Mr. Hill, (a) 7,922 shares held jointly with Mr. Hill’s wife; (b) 694 shares held by the Bank as custodian for Mr. Hill’s wife; and (c) 1,395 shares held by Hill Oil Company, Inc., of which Mr. Hill is the president.

•	With respect to Mrs. Hunter, 560 shares held jointly with Mrs. Hunter’s husband.

•	With respect to Mr. Lowe, (a) 12,500 shares held by a trust for the benefit of Mr. Lowe’s daughter, for which Mr. Lowe is the trustee; (b) 1,194 shares held by Mr. Lowe’s mother-in-law; (c) 10,023 shares held by a trust for the benefit of Mr. Lowe’s son, for which Mr. Lowe is the trustee; and (d) 8,650 shares held by Mr. Lowe’s wife.

•	With respect to Mr. Sullivan, (a) 3,202 shares held by Mr. Sullivan’s wife; and (b) 410 shares held by the Bank as custodian for Mr. Sullivan’s wife.

•	With respect to Mr. Timberlake, (a) 8,691 shares held by certain trusts for the benefit of Mr. Timberlake’s wife, for which the Bank is the trustee; (b) 5,189 shares held by certain trusts for Mr. Timberlake’s benefit, for which the Bank is trustee; and (c) 2,303 shares held by Mr. Timberlake’s wife.

•	With respect to Mr. Sherron, (a) 9,859 shares held by a limited partnership in which Mr. Sherron’s wife is a limited partner; (b) 102 shares held by Mr. Sherron’s wife for the benefit of their son; and (c) 6,040 shares held by certain trusts for the benefit of Mr. Sherron’s sons, for which Mr. Sherron is the trustee.

•	With respect to Mr. Oliver, 80 shares held by Mr. Oliver’s wife.

(3)	Table does not include 72,130 shares held by the Bank as trustee of a grantor trust maintained in connection with the Amended and Restated Deferred Compensation Plan for Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the executive officers and directors of Bancshares and persons who beneficially own more than ten percent of the outstanding shares of Common Stock to file with the SEC reports disclosing their initial ownership of Common Stock, as well as subsequent reports disclosing changes in such ownership.

     To Bancshares’ knowledge, based solely on a review of copies of such reports furnished to Bancshares and written representations that no other reports were required during the year ended December 31, 2003, the executive officers and directors of Bancshares complied with all Section 16(a) filing requirements during the year ended December 31, 2003, except Roberts E. Timberlake failed to timely file two Form 4s, each disclosing a sale of stock, as a result of administrative errors.

GOVERNANCE OF BANCSHARES

Current Members of the Board

     The Bylaws of Bancshares provide for a classified Board of Directors consisting of not less than nine and not more than 24 directors, the number to be determined by resolution of a majority of the Board of Directors or by resolution properly adopted by the shareholders at a shareholder meeting. The Board of Directors has set the number of directors at 14. The members of the Board of Directors on the date of this proxy statement, and the committees of the Board on which they serve, are identified below.

		Stock Option		Corporate
		and		Governance
		Compensation		and Nominating
Director	Executive Committee	Committee	Audit Committee	Committee

Michael S. Albert	X	X	X (chair)
Walter A. Hill, Sr.			X
Robert B. Smith, Jr.	X	X(chair)	X
John W. Thomas III
Leonard H. Beck
Marvin D. Gentry			X	X
Samuel R. Harris, MD
David A. Smith	X			X
Burr W. Sullivan	X	X		X (chair)
Sue H. Hunter				X
Robert F. Lowe	X(chair)
Roberts E. Timberlake
Lloyd G. Walter, Jr.		X		X
Julius S. Young, Jr.	X	X	X

Director Meetings in 2003; Director Attendance at Annual Meeting of Shareholders

     During 2003, the Board of Directors of Bancshares held 12 meetings. During 2003, each director attended at least 75 percent of the aggregate of the total number of meetings of the Board of Directors of Bancshares (held during the period for which such person was a director) and the total number of meetings held by all committees of the Board on which such director served (held during the period for which the person so served). Bancshares’ policy requires that, in the absence of an unavoidable conflict, all directors are expected to attend the Annual Meeting of Bancshares’ shareholders. At the 2003 Annual Meeting, every member of the then current Board of Directors was in attendance.

Board Committees

     The Board of Directors of Bancshares has standing Executive, Stock Option and Compensation, Audit and Corporate Governance and Nominating Committees. There are no other committees of the Board of Directors of Bancshares; however, the Bank has a number of standing committees, including the Trust and Insurance Committees, on which Board members serve in their capacity as directors of the Bank.

     Executive Committee. The Executive Committee of Bancshares held one meeting in 2003. The primary responsibilities of the Executive Committee are to exercise, during intervals between meetings of the Board, all the powers and authority of the Board in directing the management of the business and affairs of Bancshares. The Executive Committee does not have the powers and authority of the Board concerning those matters expressly delegated to another committee by the Board or any powers reserved to the entire Board pursuant to applicable provisions of North Carolina law. During 2003, the Board reviewed all of its practices and policies regarding corporate governance; and on February 17, 2004, the Board of Directors adopted a new written charter for the Executive Committee, a copy of which is included in this proxy statement as Appendix I (and which is also available on Bancshares’ website, www.lsbnc.com). A majority of the Executive Committee members are “independent” as determined by the Board under the rules and listing standards of the Nasdaq Stock Market, Inc.

     Stock Option and Compensation Committee. The Stock Option and Compensation Committee (sometimes referred to herein as the “Compensation Committee”) held five meetings in 2003. The primary responsibilities of the Compensation Committee are to assist the Board in (i) determining appropriate compensation levels for Bancshares’ executive officers and members of the Board; (ii) evaluating officer and Board compensation plans, policies and programs; (iii) reviewing benefit plans for officers and employees; and (iv) producing an annual report on executive compensation for inclusion in Bancshares’ proxy statement. In conjunction with the Corporate Governance and Nominating Committee, the Compensation Committee is responsible for reviewing the compensation of directors for service on the Board and its committees and conducting periodic reviews of succession planning for executive officers. The Compensation Committee administers the 1986 Employee Incentive Stock Option Plan, the 1996 Omnibus Stock Incentive Plan and the Annual Incentive Plan (the “Incentive Plan”). The Compensation Committee selects employees for participation in such plans and determines (subject to the terms of the plans) the timing, pricing and amount of stock options granted and the amount of incentive compensation earned pursuant to the plans. The Compensation Committee is also responsible for administering the 1994 Director Stock Option Plan and the LSB Bancshares, Inc. Amended and Restated Deferred Compensation Plan for Directors. During 2003, the Board reviewed all of its practices regarding corporate governance; and on February 17, 2004, the Board of Directors and Compensation Committee adopted a new written charter for the Compensation Committee, a copy of which is included in this proxy statement as Appendix II (and which is also available on Bancshares’ website, www.lsbnc.com). Each of the members of the Compensation Committee is “independent” as determined by the Board under the rules and listing standards of the Nasdaq Stock Market, Inc. Additionally, each of the Compensation Committee members qualifies as a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and as an “outside director” for purposes of Section 162(m) of the Internal Revenue Code.

     Audit Committee. The Audit Committee held four meetings in 2003. The Audit Committee’s primary responsibilities are to assist the Board in overseeing the accounting and financial reporting processes and the audits of the financial statements of Bancshares, including oversight of (i) the integrity of the financial reports and other financial information of Bancshares; (ii) compliance by Bancshares with legal and regulatory requirements; (iii) Bancshares’ systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; (iv) the structure, staffing and performance of Bancshares’ internal audit function; (v) the independence and performance of Bancshares’ registered public accounting firm engaged to audit and review Bancshares’ financial statements; and (vi) Bancshares’ auditing, accounting and financial reporting processes generally. In addition, the Audit Committee has been appointed as Bancshares’ Qualified Legal Compliance Committee within the meaning of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder. As such, the Audit Committee is responsible for handling any reports of evidence of a material violation of the securities laws and conducting any investigation thereof that it deems appropriate. Further, the Audit Committee has been appointed to oversee treatment of, and any necessary investigation concerning, any employee complaints or concerns regarding Bancshares’ accounting and auditing matters. Pursuant to procedures adopted by Bancshares, any employee with such complaints or concerns is encouraged to report them, anonymously if they desire, to the Chair of the Audit Committee for investigation, and appropriate corrective action, by the Audit Committee. During 2003, the Board reviewed all of its practices and policies regarding corporate governance. In addition to the Board’s review, recent changes in laws, rules and regulations of the Nasdaq Stock Market, Inc. and the SEC require compliance concerning Audit Committee composition and the Audit Committee charter. On February 17, 2004, the Board of Directors and Audit Committee adopted an amended and restated written charter for the Audit Committee, a copy of which is included in this proxy statement as Appendix III (and which is also available on Bancshares’ website, www.lsbnc.com). Each of the members of the Audit Committee is “independent” as determined by the Board under the applicable rules and listing standards of the Nasdaq Stock Market, Inc. and Section 10A(m) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder. In addition, the Board of Directors has determined that Mr. Michael S. Albert, Chairman of the Audit Committee, is an “audit committee financial expert” within the meaning of applicable SEC regulations.

     Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee held four meetings in 2003. The primary responsibilities of the Corporate Governance and Nominating Committee are to (i) identify and recommend qualified individuals to the Board for nomination as members of the Board and its committees; (ii) recommend to the Board the slate of director nominees to be elected by the shareholders of Bancshares; (iii) recommend directors to be elected by the Board to fill any vacancies on the Board; (iv) develop and recommend to the Board a set of corporate governance principles applicable to Bancshares and play a leadership role in shaping Bancshares’ corporate governance; and (v) oversee the evaluation of the Board and its committees, which may include developing and recommending an annual self-evaluation process. During 2003, the Board reviewed all of its practices regarding corporate governance. In addition to the Board’s review, recent changes in laws, rules and regulations of the Nasdaq Stock Market, Inc. and the SEC require compliance concerning the adoption of a charter for the Corporate Governance and Nominating Committee. On February 17, 2004, the Board of Directors and Corporate Governance and Nominating Committee adopted a new written charter for the Corporate Governance and Nominating Committee, a copy of which is included in this proxy statement as Appendix IV (and which is also available on Bancshares’ website, www.lsbnc.com). Each of the members of the Corporate Governance and Nominating Committee are “independent” as determined by the Board under the rules and listing standards of the Nasdaq Stock Market, Inc.

Selection of Nominees for the Board

     The Corporate Governance and Nominating Committee has not established a specific set of minimum qualifications or skills that must be met by any individual member of or nominee to the Board of Directors, but in selecting nominees it seeks to ensure that the Board of Directors is comprised of members having the proper knowledge, expertise, skills, attributes, diversity and personal and professional backgrounds to serve on the Board of Directors. The Committee generally identifies new director candidates through its network of contacts, but may also engage (though to date such an engagement has never been made), if it deems appropriate, a professional search firm. General criteria for the nomination of director candidates include:

•	the highest ethical standards;

•	a history of achievement;

•	loyalty and commitment to the success of Bancshares;

•	an ability to provide wise, informed and thoughtful counsel to Bancshares’ management on a range of issues; and

•	Bancshares’ specific needs at the time.

     The Committee will meet to discuss and consider each potential candidates’ qualifications (including whether the candidates are “independent” under the rules and listing standards of the Nasdaq Stock Market, Inc. and applicable law) looking specifically at the candidate’s qualifications in light of the needs of the Board of Directors and Bancshares at that time given the then current mix of director attributes. The Committee then chooses each candidate by majority vote to be recommended to the Board of Directors for approval as a candidate. In the case of an incumbent director whose term of office is set to expire, the Committee generally reviews such director’s overall service to Bancshares during his or her term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such director with Bancshares or the Bank during his or her term, and by majority vote recommends such incumbent to the Board of Directors for approval as a candidate.

     The Corporate Governance and Nominating Committee is in the process of developing a policy with regard to the consideration of any director candidates recommended by shareholders of Bancshares.

Director Compensation

     As compensation for their services as directors of Bancshares, each member of the Board of Directors of Bancshares receives a quarterly retainer of $1,250 plus a fee of $600 for each Board meeting held (collectively, the “Board Compensation”). For each regularly scheduled Board meeting, $300 of the Board Compensation is paid in cash with the balance being paid to each director in shares of Common Stock of Bancshares at the shares’ then-current fair market value. In addition, each non-management director receives a fee of $250 in cash for each committee meeting of Bancshares and the Bank that he or she attends. This fee is paid on the date such committee meeting is held.

     The Amended and Restated Deferred Compensation Plan for Directors (the “Deferred Plan”) allows directors to defer payment of all or part of their quarterly Board retainer and Board meeting fees until termination of service as a director. If a director elects to have fees deferred, Bancshares creates a bookkeeping account for the director and credits this account with a number of shares of Common Stock based on the shares’ then current fair market value. The number of shares credited to the director’s bookkeeping account is adjusted periodically to reflect the payment and reinvestment of dividends on the Common Stock. Directors have only an unsecured contractual commitment of Bancshares to pay the amounts due under the Deferred Plan. However, Bancshares maintains a “grantor” trust in connection with this plan and has deposited and will continue to deposit funds to this trust to assist in providing future benefits. The Bank’s trust department serves as trustee of the trust, and in that capacity the Bank uses amounts contributed to the trust to purchase shares of Bancshares Common Stock. The assets of this trust are subject to the claims of Bancshares’ general creditors in the event of Bancshares’ insolvency.

     The Compensation Committee and the Board of Bancshares approved amendments to the Deferred Plan in 2003 to simplify the benefit payment provisions. As amended, the Deferred Plan provides that the director’s account is paid in a single sum in the year following the year of the director’s separation from the Board, or at the director’s election in installments over five years (the installment option is only available if the director has at least 1,000 shares of Common Stock credited to his or her account). When benefits are due under the Deferred Plan, Bancshares instructs the trustee of the trust to pay such benefits to the director, in the form of Common Stock.

     Under the 1994 Director Stock Option Plan, Bancshares grants each non-management director a five-year option to purchase 625 shares of Common Stock. Under each option, the exercise price per share of Common Stock is the fair market value of the Common Stock on the date of grant. The option is granted on the date of Bancshares’ annual shareholders’ meeting. In March 2003, the Board unanimously adopted by resolution a Waiver and Declination of Option Grants for the year 2003 due to pending changes in the rules promulgated by the Financial Accounting Standards Board concerning the expensing of stock options.

     In February of 2004, the Compensation Committee and the Board determined that the equity compensation program for members of the Board should be re-designed to enhance the link between Board performance and shareholder interests while retaining features that reward Board members for sustained long-term company performance. Accordingly, the Board is recommending that shareholders approve the LSB Bancshares, Inc. Comprehensive Equity Compensation Plan for Directors and Employees discussed later in this proxy statement.

Certain Relationships and Related Transactions

     Certain directors and officers of Bancshares and companies with which directors or officers are associated are customers of the Bank and as such may from time to time borrow funds from the Bank within prescribed limitations. Any such loans and commitments are made in the ordinary course of business, on terms no more favorable to such borrowers, including interest rates and collateral, than those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectability or present to the Bank other unfavorable features. The indebtedness of all directors and officers as a group represented 16.6% of Bancshares’ shareholders’ equity at December 31, 2003. See also “Compensation Committee Interlocks and Insider Participation” below.

Compensation Committee Interlocks and Insider Participation

     Robert B. Smith, Jr., a director of Bancshares and Chairman of its Compensation Committee, is a member of a limited liability company that leases certain real estate to the Bank for use as a Bank branch pursuant to a lease agreement dated August 1, 1999. The lease agreement expires July 31, 2009, subject to the Bank’s right to renew the lease for up to three additional terms of five years each. During 2003, the Bank paid this limited liability company approximately $26,000 in rent for this real estate.

Shareholder Communications with the Board

     The Corporate Governance and Nominating Committee and the Board of Directors are in the process of developing policies and procedures for shareholders of Bancshares to communicate directly with members of the Board of Directors.

Executive Officers of Bancshares

     Robert F. Lowe (age 61) is the Chairman, President and Chief Executive Officer of Bancshares and Chairman and Chief Executive Officer of the Bank. Mr. Lowe joined the Bank in 1970 and was elected Vice President in 1973. He was elected Senior Vice President of the Bank in 1980 and Executive Vice President of the Bank in 1982. On January 1, 1984, he was elected President and Chief Executive Officer of Bancshares and the Bank, and on January 1, 1990, Mr. Lowe was elected Chairman of both Bancshares and the Bank. Mr. Lowe also serves as Chairman, President and a Director of Peoples Finance Company of Lexington, Inc., a subsidiary of the Bank and President and a Director of LSB Investment Services, Inc., a subsidiary of the Bank.

     H. Franklin Sherron, Jr. (age 48) is the Vice President of Bancshares, having been elected to that position in April of 1991. Mr. Sherron joined the Bank in 1990 as Senior Vice President. He was elected Executive Vice President of the Bank in 1996 and was elected President of the Bank in 2002. Mr. Sherron is also Vice President and a Director of Peoples Finance Company of Lexington, Inc., a subsidiary of the Bank, and Senior Vice President of LSB Investment Services, Inc., a subsidiary of the Bank.

     Monty J. Oliver (age 62) is the Secretary and Treasurer of Bancshares, having been elected to that position in April of 1991. Mr. Oliver joined the Bank as Vice President in 1978. He was elected Cashier of the Bank in 1980; and in 1986, he was elected Senior Vice President of the Bank and in 1996 elected Executive Vice President of the Bank. Mr. Oliver is also Secretary and a Director of People Finance Company of Lexington, Inc., a subsidiary of the Bank, and Secretary and Assistant Treasurer of LSB Investment Services, Inc., a subsidiary of the Bank.

Corporate Governance and Nominating Committee Report

     The Corporate Governance and Nominating Committee of Bancshares (the “Corporate Governance Committee”) was appointed by the Board of Directors in 2002. The new requirements in corporate governance policies and practices under the rules and listing standards of the Nasdaq Stock Market, Inc. have reinforced what Bancshares has considered all along to be priorities; specifically, full and fair disclosure while exercising the fiduciary duties of care, loyalty and good faith. In 2003, the Corporate Governance Committee (i) recommended to the Board of Directors the slate of director nominees to be elected by the shareholders at the Annual Meeting; (ii) identified and recommended for appointment to the Board of Directors, John W. Thomas III, to fill the unexpired term of retiring director Peggy B. Barnhardt; (iii) reviewed Bancshares’ Bylaws and other charter documents relating to director term limits and director retirement provisions; and (iv) reviewed and recommended to the Board of Directors for approval a proposed draft of a charter for the Corporate Governance Committee.

     Director Education. For a number of years, the Board of Directors has held an annual, two-day strategic planning retreat for the purpose of discussing and taking appropriate action with respect to strategic planning, corporate governance and other important matters. During its strategic planning session in 2003, the Board dedicated an entire day to discussing corporate governance issues, policies and best practices, including a panel discussion led by experienced directors and an industry expert.

     Executive Sessions. The Board of Directors conducts an executive session at each regular monthly Board meeting. Only “independent” directors attend the executive session. The Corporate Governance Committee appointed Burr W. Sullivan, Chairman of the Corporate Governance Committee, to lead the executive sessions.

     Code of Business Conduct and Ethics. Bancshares has maintained a written Code of Ethics for many years. The Board of Directors recently approved two revised codes, one entitled “Code of Business Conduct and Ethics”, which applies to all directors, executives, officers and employees of Bancshares and all of its direct and indirect subsidiaries and one entitled “Code of Business Conduct and Ethics for CEO and Senior Financial Officers” which applies to Bancshares’ Chief Executive Officer and senior financial officers including Bancshares’ chief financial officer and principal accounting officers. Copies of both Codes of Ethics are included in this proxy statement as Appendix V (and are also available on Bancshares’ website, www.lsbnc.com). The Code of Business Conduct and Ethics outlines many standards which include, addressing compliance with laws, regulations, policies and procedures, conflicts of interest, confidentiality, accuracy of financial statements and other records and procedures for reporting violations of the Code or any illegal or unethical business or workplace conduct. The Code of Business Conduct and Ethics for CEO and Senior Financial Officers imposes additional policies on Bancshares’ CEO and senior financial officers concerning Bancshares’ accounting and financial reporting. Generally, this Code requires those individuals to bring to the attention of the CEO and CFO, and in certain circumstances, the Audit Committee, any material information which comes to their attention which affects disclosures made by Bancshares in its public filings, which demonstrates significant deficiencies in Bancshares’ internal controls, which concerns fraud or a violation of Bancshares’ Code of Business Conduct and Ethics by management or employees with a significant role in financial reporting, disclosure or internal controls, or which involves a material violation of law, including securities laws. Under this Code, the Board of Directors, or its designee, determines the appropriate actions to be taken in the event this Code or the other Code of Ethics is violated by the CEO or the senior financial officers, which actions may include termination of employment.

     Director Independence. Bancshares’ Board of Directors completes an annual Directors and Officers Questionnaire in preparation of Bancshares annual report, Form 10-K and proxy statement. The purpose of this questionnaire is to obtain information from the directors that will verify the disclosures contained in the annual report, Form 10-K and proxy statement. The information is also used to assist the Board in determining the independence of each director within the meaning of the listing standards of The Nasdaq Stock Market, Inc. The Nasdaq independence rules provide the definition of an “independent director” as a person other than an officer or employee of Bancshares or its subsidiaries or any other individual having a relationship which, in the opinion of Bancshares’ Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. After review and discussion relating to the disclosures made in the questionnaire, Bancshares’ Board of Directors, in its business judgment, affirmatively determined that all of Bancshares’ directors are independent, with the exception of Robert F. Lowe. Mr. Lowe is Chief Executive Officer of Bancshares.

     BY THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CONSISTING OF:

Burr W. Sullivan, Chairman Marvin D. Gentry Sue H. Hunter David A. Smith Lloyd G. Walter, Jr.

Audit Committee Report

     The Audit Committee reviews Bancshares’ financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. Bancshares’ independent auditors are responsible for expressing an opinion on the conformity of Bancshares’ audited financial statements to accounting principles generally accepted in the United States.

     The Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with them their independence from Bancshares and its management. The Audit Committee has considered whether the provision of the services described under the caption “Audit Fees Paid to Independent Auditors” appearing below in this proxy statement is compatible with maintaining the principal accountant’s independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that Bancshares’ audited financial statements be included in Bancshares’ annual report on Form 10-K for the year ended December 31, 2003 for filing with the SEC.

     Bancshares’ Board of Directors has appointed the Audit Committee to be responsible for administering and enforcing the employee complaint procedures for accounting and auditing matters. Employees may forward complaints on a confidential or anonymous basis to the Chairman of the Audit Committee. Bancshares’ Board of Directors has also appointed the Audit Committee as Bancshares’ Qualified Legal Compliance Committee within the meaning of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

BY THE AUDIT COMMITTEE CONSISTING OF:

Michael S. Albert, Chairman Marvin D. Gentry Walter A. Hill, Sr. Robert B. Smith, Jr. Julius S. Young, Jr.

EXECUTIVE COMPENSATION

Stock Option and Compensation Committee Report

     The following report of the Compensation Committee provides information with respect to the compensation paid to Bancshares’ Chief Executive Officer, Robert F. Lowe, and to its other executive officers, Messrs. Sherron and Oliver.

     Bancshares’ executive compensation program is administered by the Compensation Committee. Each member of the Compensation Committee is “independent” as determined by the Board under the rules and listing standards of the Nasdaq Stock Market, Inc. Additionally, each Compensation Committee member qualifies as a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and as an “outside director” for purposes of Section 162(m) of the Internal Revenue Code.

     Bancshares’ executive compensation program consists of the following elements: annual salary; bonuses; performance-based cash awards under the Annual Incentive Plan (the “Incentive Plan”); annual grants of options under the 1996 Omnibus Stock Incentive Plan (the “1996 Plan”); annual matching contributions under the Lexington State Bank Employees’ 401(k) Plan (the “Bank Savings Plan”); retirement benefits under the Lexington State Bank Employees’ Pension Plan (the “Pension Plan”); Employment Continuity Agreements; universal life insurance benefits; and group life, health and other insurance benefits. The Compensation Committee grants stock options under the 1996 Plan to the executive officers. Under the Incentive Plan, the Compensation Committee recommends to Bancshares’ Board of Directors the related incentive compensation amounts for executive officers. The Compensation Committee recommends to Bancshares’ Board of Directors the salary levels for executive officers.

     Bancshares’ executive compensation program is designed to enable Bancshares to attract, retain and reward qualified executive officers. The Compensation Committee intends to keep compensation levels competitive with the Bank’s peer groups. The Compensation Committee’s strategy is to maintain a structure within the executive compensation program that strengthens the links among executive compensation, Bancshares’ performance, individual performance of the executive officers and shareholder interests. In accordance with this strategy, in February 1996 Bancshares’ Board of Directors adopted the Incentive Plan. Under the Incentive Plan, executive officers recommended by the Compensation Committee and approved by Bancshares’ Board of Directors can earn incentive compensation if Bancshares achieves the operating performance objectives approved by Bancshares’ Board of Directors, and the executive officers achieve individual performance objectives. The Compensation Committee believes that the Incentive Plan motivates Bancshares executive officers to achieve Bancshares’ business goals and objectives. In prior years and again during 2003, to assist the Compensation Committee with its review of Bancshares’ compensation policies and procedures in general, the Compensation Committee worked with an independent compensation consulting firm unaffiliated with Bancshares or its officers or directors. The Compensation Committee utilized this consultant to help it determine compensation trends in the market-place and to help it evaluate appropriate compensation policies and practices for Bancshares. One result of this review was the Compensation Committee’s recommendation that Bancshares adopt the Comprehensive Equity Plan to give Bancshares greater flexibility in structuring appropriate equity compensation and/or equity related compensation for Bancshares’ employees and directors.

     The following sections of this report describe the compensation program for executive officers in effect in 2003.

     Base Salary. Base salaries for executive officers are reviewed and approved by the Bancshares’ Board of Directors based upon recommendations by the Compensation Committee. The Compensation Committee recommends salaries based upon a review of the range of salaries earned by executive officers within a representative peer group, although there is no predetermined point within such range at which the Compensation Committee targets salaries. In determining base salaries, the Compensation Committee does not establish performance thresholds or other measures that directly relate base salaries to operating performance.

     The base salary paid to Bancshares’ Chief Executive Officer, Robert F. Lowe, during 2003 reflects the base salary policies described above. Mr. Lowe’s 2003 salary was at 105% of the midpoint of the range of salaries paid to the chief executive officers of companies in the Bank’s peer group. The Compensation Committee believes that

Mr. Lowe’s 2003 base salary, which reflected a 6.5% increase over his 2002 base salary, is consistent with the salaries paid to executives of companies in the Bank’s peer group. Mr. Lowe’s 2003 total compensation, which included his base salary plus bonus and all other compensation, decreased 11.4% in relation to his 2002 total compensation.

     The base salaries paid to Bancshares’ other executive officers, Messrs. Sherron and Oliver, are recommended by Mr. Lowe to the Compensation Committee and approved by Bancshares’ Board of Directors. The 2003 base salary paid to Mr. Sherron was at 93% of the midpoint of salaries paid to executive officers of companies in the Bank’s peer group and was based on his years of experience. Mr. Sherron’s base salary during 2003 reflected a 7.6% increase over his 2002 base salary. Mr. Sherron’s 2003 total compensation, which included his base salary plus bonus and all other compensation, decreased 19% in relation to his 2002 total compensation. During 2003, Mr. Oliver’s base salary was at 108% of the midpoint of salaries paid to executive officers of the Bank’s peer group, a level the Compensation Committee deemed appropriate due to his years of experience. Mr. Oliver’s base salary during 2003 reflected a 4.4% increase over his 2002 base salary. Mr. Oliver’s 2003 total compensation, which included his base salary plus bonus and all other compensation, increased 5.3% in relation to his 2002 total compensation. The Compensation Committee believes that the base salaries paid to Messrs. Sherron and Oliver give fair consideration to their individual contributions and levels of experience and are competitive with companies in the Bank’s peer group.

     Incentive Compensation. Incentive compensation awards for executive officers of Bancshares granted under the Incentive Plan are recommended by the Compensation Committee and approved by Bancshares’ Board of Directors based on each executive officer’s achievement of individual performance objectives. These objectives are tied to measurements of corporate objectives, such as return on average equity, return on average assets, asset growth, core deposit growth, efficiency ratio and delinquency and charge off percentages, and, in some instances, other objectives that are specific to the executive officer’s job function. The criteria for determining the maximum cash incentive award under the Incentive Plan is based on net income and reflects the Compensation Committee’s commitment to maintaining a strong incentive compensation plan that is directly related to maximizing long-term shareholder value.

     For performance during 2003, Bancshares made no cash incentive compensation awards under the Incentive Plan. Because net income for the year fell short of the budgeted net income target, there was no bonus pool under the Incentive Plan for 2003.

     Stock Options. The Compensation Committee awards stock options to executive officers as a long-term incentive to align the executives’ interests with those of other shareholders and to encourage significant stock ownership. Under the 1996 Plan, the Compensation Committee has the flexibility to grant qualified and non-qualified options, stock appreciation rights and restricted stock. In practice, the Compensation Committee has granted to selected key employees options to purchase Bancshares’ Common Stock at a price equal to the fair market value of Bancshares’ Common Stock on the date of grant. The Compensation Committee has granted options to key employees who, in the judgment of the Compensation Committee, are in a position to materially affect the overall success of Bancshares and its subsidiaries by reason of the nature and extent of their duties.

     During 2003, the Compensation Committee reviewed and considered alternatives to granting stock options to employees in light of pending changes in Financial Accounting Standards Board rules for expensing stock options. The Compensation Committee examined the advantages, disadvantages and costs of awarding restricted stock and other alternative forms of equity compensation plans and unanimously agreed to continue in 2003 the grant of tax-qualified incentive stock options to employees under the 1996 Plan.

     Pursuant to the 1996 Plan, the Compensation Committee granted qualified options to purchase 77,500 shares of Bancshares’ Common Stock to employees of Bancshares and the Bank, including options for 10,000 shares granted to Mr. Lowe and 5,000 shares granted to each of Messrs. Oliver and Sherron. The Compensation Committee has not adopted any objective criteria that relate the number of options granted to the executive officers to performance of Bancshares or the individuals. In approving the grant to Mr. Lowe, the Compensation Committee considered a number of factors, including Bancshares’ operating performance, Mr. Lowe’s prior contributions and potential to contribute in the future and practices within the Bank’s peer group with respect to granting options, although none of these factors was individually determinative.

     The stock options granted in 2003 under the 1996 Plan become exercisable in 20% installments on each of the first five anniversaries of the date of the grant. For all such option grants, the exercise price per share of Common Stock is equal to the fair market value of Bancshares’ Common Stock on the date of grant. The option recipients, including Mr. Lowe, will receive value from these grants only to the extent that the price of Bancshares’ Common Stock exceeds the grant price.

     Matching Contributions. The Bank Savings Plan is a tax-qualified defined contribution plan designed to provide eligible employees of the Bank a vehicle for increasing their retirement savings. All Bank employees are eligible to participate in the Bank Savings Plan after attaining the age of 21 and completing one qualifying year of service. The executive officers of Bancshares participate in the Bank Savings Plan on the same basis as all other eligible employees of the Bank. Each eligible employee of the Bank may elect to contribute on a pre-tax basis to the Bank Savings Plan 2% to 25% of his or her compensation, subject to certain limitations imposed by the Internal Revenue Code. The Bank is obligated under the terms of the Bank Savings Plan to match 50% of each eligible employee’s pre-tax contributions (excluding the employee’s pre-tax contributions in excess of 6% of compensation). In 2003, the Bank’s matching contributions totaled $303,325, including $7,000 contributed for Mr. Lowe, $6,190 contributed for Mr. Sherron and $6,772 contributed for Mr. Oliver.

          BY THE STOCK OPTION AND COMPENSATION COMMITTEE CONSISTING OF:

Robert B. Smith, Jr., Chairman Michael S. Albert Burr W. Sullivan Lloyd G. Walter, Jr. Julius S. Young, Jr.

Employment Continuity Agreements

     During 2003, the Committee conducted a thorough review of its existing Employment Continuity Agreements with its officers. As a result of this review, Bancshares entered into a new Employment Continuity Agreement with each of the executive officers of Bancshares listed in Bancshares’ Summary Compensation Table appearing below in this proxy statement (the “named executive officers”) and with certain other employees of Bancshares. Each of these agreements is effective as of January 1, 2004 and amends and restates the prior existing employment agreement between Bancshares and the named executive officer.

     The Employment Continuity Agreements (collectively, the “Employment Agreements”), provide for evergreen employment terms of three years for Mr. Lowe and two years for each of Messrs. Sherron and Oliver. Under their respective Employment Agreements, Mr. Lowe is entitled to an annual base salary of $295,000 and Messrs. Sherron and Oliver are each entitled to annual base salaries of $177,500, each subject to adjustment from time to time. In addition, during their employment terms, each named executive officer is entitled to participate in the various employee benefit plans and fringe benefits offered by Bancshares from time to time.

     Under the Employment Agreements, if the named executive officer’s employment terminates due to the employee’s disability, death, voluntary termination by the employee or termination by Bancshares for “cause” (as defined in the Employment Agreements) or for any other reason that does not constitute a “Covered Termination” (discussed below), the named executive officer is entitled to receive his annual base salary and vested rights to fringe benefits for the period prior to his termination of employment. If the named executive officer’s employment is terminated in a way that constitutes a “Covered Termination”, the named executive officer is entitled to receive his base salary and vested rights to fringe benefits for the period prior to such termination and monthly severance payments during the severance period (which is three years for Mr. Lowe and two years for each of Mr. Sherron and Mr. Oliver unless the termination occurs within six months after a change in control of Bancshares, in which case the severance period is three years instead of two years).

     The monthly severance payment equals 1/12th of the named executive officer’s then annual base salary plus 1/12th of the amount of any bonuses or other taxable cash compensation other than annual base salary which was awarded to the named executive officer during the calendar year prior to his termination of employment. In addition, during the period when the named executive officer is receiving severance, Bancshares generally must reimburse the executive for the costs of premiums for the executive and his dependents to maintain continuation coverage under Bancshares’ group health plans. Bancshares’ obligation to make these severance payments is conditioned on the named executive officer’s compliance with a noncompete agreement. If the severance payments would result in the executive being subject to a section 4999 excise tax under the Internal Revenue Code of 1986, as amended, the severance payments are automatically reduced to $1.00 less than three times the executive’s “base amount” (as defined in Code Section 208G(b)(3)) but only if the executive would be economically better off on an after-tax basis, by such reduction. In addition, if the amounts to be paid the executive under the Employment Agreement would cause the executive to receive a payment in violation of 12 C.F.R. §359 then, after seeking the approval of the FDIC to nonetheless pay such amounts, if such approval is not forthcoming, such amounts will be limited so that no violation of the regulation will occur.

     Generally, a “Covered Termination” is defined as the following: any termination by Bancshares without cause and without an offer of comparable employment with a successor employer or affiliated employer (as defined in the Employment Agreements), the named executive officer voluntarily terminates his employment for “good reason” (as defined in the Employment Agreements) within six months after the occurrence of the event (or the last in a series of events) constituting the good reason or the named executive officer terminates his employment if Bancshares or its Board, without the named executive officer’s written consent, violates or takes direct action or inaction that would violate Bancshares’ code of ethics as in effect immediately prior to a change in control of Bancshares (as defined in the Employment Agreements).

     The following table sets forth the total compensation awarded, paid to or earned by Bancshares’ Chief Executive Officer and the only other executive officers of Bancshares whose total salary and bonus for 2003 exceeded $100,000 (the “named executive officers”) during each of the years ended December 31, 2003, December 31, 2002 and December 31, 2001:

Summary Compensation Table

					Long-Term
					Compensation
		Annual Compensation			Awards

				Other Annual	Securities	All Other
Name and			Bonuses	Compensation	Underlying	Compensation
Principal Position	Year	Salary	(1)	(2)	Options	(3)
Robert F. Lowe	2003	$295,000	$0	$97,603	10,000	$116,908
President and CEO	2002	277,000	104,564	71,376	10,000	121,956
	2001	265,000	15,841	70,467	10,000	85,564
H. Franklin	2003	177,500	0	6,215	5,000	16,330
Sherron, Jr.	2002	165,000	61,506	5,812	5,000	14,711
Vice President	2001	155,000	9,318	5,249	5,000	10,969
Monty J. Oliver	2003	177,500	0	37,180	5,000	58,422
Secretary and	2002	170,000	43,658	15,257	5,000	30,343
Treasurer	2001	162,000	11,627	27,828	5,000	37,295

(1)	Compensation set forth in this column represents performance-based cash awards under the Incentive Plan.

(2)	Other annual compensation set forth in this column represents amounts paid to the named executive officers to reimburse them for income taxes incurred by them in connection with Bancshares’ payment of life insurance premiums on policies for their benefit.

(3)	Compensation set forth in this column represents (i) the Bank’s matching contributions for the account of the named executive officers under the Lexington State Bank Employees’ 401(k) Plan for each of 2003, 2002 and 2001 as follows: Mr. Lowe, $7,000, $5,500 and $5,248; Mr. Sherron, $6,190, $5,230 and $4,913; and Mr. Oliver, $6,772, $5,449 and $5,133; and (ii) universal life insurance premiums paid by Bancshares for each of 2003, 2002 and 2001 as follows: Mr. Lowe, $109,908, $116,456 and $80,316; Mr. Sherron, $10,140, $9,481 and $6,056; and Mr. Oliver, $51,650, $24,894 and $32,162.

     The following table sets forth certain information regarding the stock options granted to the named executive officers of Bancshares in 2003. Bancshares has no outstanding stock appreciation rights (“SARs”) and granted no SARs during 2003.

Option Grants In Last Fiscal Year

	Individual Grants
					Potential Realizable
	Number of	Percent of			Value at Assumed Annual
	Securities	Total Options			Rates of Stock Price
	Underlying	Granted to	Exercise or		Appreciation for
	Options	Employees in	Base Price	Expiration	Option Term(2)
Name	Granted	Fiscal Year	Per Share	Date(1)	5%	10%

Robert F. Lowe	10,000	12.5%	$18.00	12/9/13	$113,201	$286,874
H. Franklin Sherron, Jr.	5,000	6.25	18.00	12/9/13	56,601	143,437
Monty J. Oliver	5,000	6.25	18.00	12/9/13	56,601	143,437

(1)	Options were granted on December 9, 2003 and become exercisable in installments of 20% on each anniversary date following the date of grant, and thereafter may be exercised in whole or in part at any time prior to the expiration date.

(2)	Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These hypothetical gains are based on the fair market value per share on the date of grant and assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. These assumptions are mandated by the rules of the SEC and are not intended to forecast future appreciation of Bancshares Common Stock. The potential realizable value computation is net of the applicable exercise price, but does not take into account federal or state income tax consequences and other expenses of option exercises or sales of appreciated stock. Actual gains, if any, are dependent upon the timing of such exercise and the future performance of Bancshares Common Stock. There can be no assurance that the rates of appreciation in this table can be achieved. This table does not take into account any appreciation in the price of Bancshares Common Stock to date.

     The following table sets forth certain information regarding stock options exercised during 2003 by the named executive officers of Bancshares, including the aggregate value of gains on the date of exercise. In addition, for each named executive officer, this table includes the number of shares of Common Stock subject to exercisable and unexercisable stock options as of December 31, 2003. The table also sets forth the values for “in-the-money” options based on the positive spread between the exercise price of such stock options and the closing sale price of a share of Bancshares Common Stock on the Nasdaq National Market on December 31, 2003.

Aggregated Option Exercises In Last Fiscal Year
And Fiscal Year-End Option Values

			Number of Securities		Value of Unexercised In-The-
	Shares		Underlying Unexercised		Money Options at Fiscal Year-
	Acquired	Value	Options at Fiscal Year-End		End(2)
Name	on Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Robert F. Lowe	19,529	$149,045	94,061	30,000	$315,400	$33,368
H. Franklin Sherron, Jr.	7,812	60,715	40,624	15,000	125,858	16,684
Monty J. Oliver	7,812	56,340	43,124	15,000	137,308	16,684

(1)	Amounts disclosed in this column do not reflect amounts actually received by the named executive officers but are calculated based on the difference between the fair market value of the Common Stock on the date of exercise of the options and the exercise price of the options. The named executive officers will receive cash only if and when they sell the Common Stock issued upon exercise of the options, and the amount of cash received by such individuals is dependent on the price of Bancshares Common Stock at the time of such sale, federal and state income taxes and other expenses of option exercises and sales of stock.

(2)	Based on the last sales price of Bancshares Common Stock as of December 31, 2003 of $17.38 per share as reported on the Nasdaq National Market, less the exercise price payable upon exercise of such options.

Equity Compensation Plan Information

     The following table sets forth certain information regarding outstanding options and shares for future issuance under equity compensation plans as of December 31, 2003. Individual equity compensation arrangements are aggregated and included within this table. This table excludes any plan, contract or arrangement that provides for the issuance of options, warrants or other rights that are given to Bancshares’ shareholders on a pro rata basis and any employee benefit plan that is intended to meet the qualification requirements of Section 401(a) of the Internal Revenue Code.

	Number of Shares to be	Weighted-Average Exercise
	Issued Upon Exercise of	Price of Outstanding	Number of Shares
	Outstanding Options,	Options, Warrants and	Remaining Available for
Plan Category	Warrants and Rights	Rights	Future Issuance (1)

Equity Compensation Plans Approved by Shareholders	577,734	$15.9823	704,254 (2)
Equity Compensation Plans Not Approved by Shareholders	0	$0	0
Total	577,734	$15.9823	704,254 (2)

(1)	This table does not include information about the shares proposed to be authorized under the Comprehensive Equity Plan. See Proposal 2—“Adoption of Comprehensive Equity Compensation Plan for Directors and Employees,” below. If the Comprehensive Equity Plan is approved at the 2004 Annual Meeting, Bancshares’ existing equity compensation plans will be terminated with respect to future grants.

(2)	592,129 shares of Common Stock were available for grants of stock options, stock appreciation rights and restricted stock to employees under the 1996 Omnibus Stock Incentive Plan. Of this total, 125,000 shares were available for grants in the form of restricted stock. 112,125 shares of Common Stock were available for stock option grants to directors under the 1994 Director Stock Option Plan.

Pension Plan

     The Bank maintains a tax-qualified defined benefit retirement plan, the Lexington State Bank Employees’ Pension Plan (the “Pension Plan”). All employees of the Bank and certain affiliates accrue Pension Plan benefits after attaining the age of 21 and completing one qualifying year of service. Contributions to the Pension Plan are computed on an actuarial basis. The following table shows estimated annual benefits payable upon retirement at age 65 to participants in specified average compensation and years of service classifications. The amounts shown are based on a life annuity and are not subject to offsets based on Social Security amounts or other amounts.

Estimated Years of Credited Service
Annual Benefit Payable on Retirement(*)

	Years of Service
Final Average
Compensation	15	20	25	30	35

125,000	25,200	33,600	42,000	50,400	58,800
150,000	31,000	41,400	51,700	62,100	72,400
175,000	36,800	49,100	61,400	73,700	86,000
200,000	42,700	56,900	71,100	85,300	99,500
225,000	43,800	58,400	73,000	87,600	102,200
250,000	43,800	58,400	73,000	87,600	102,200
300,000	43,800	58,400	73,000	87,600	102,200

(*)	In calculating a participant’s benefit, the Pension Plan cannot consider compensation in excess of certain statutory limits. For the 2004 calendar year, the applicable compensation limit is $205,000. Benefits in the table have been calculated by assuming that the applicable limit is $205,000 for all years relevant to the determination of the participant’s Final Average Compensation.

     A participant’s normal retirement benefit under the Pension Plan at age 65 is an amount payable monthly for life equal to one-twelfth of the sum of (a) 0.9% of final average compensation multiplied by the years of credited service with the Bank and certain affiliates not to exceed 40 years, plus (b) 0.65% of final average compensation in excess of Social Security “covered compensation” multiplied by the years of credited service with the Bank and certain affiliates not to exceed 35 years. Participants who have at least 30 years of vesting service may receive an unreduced normal retirement benefit beginning at age 62. Final average compensation is the average of the participant’s five highest consecutive calendar years of compensation paid during the ten calendar years preceding retirement. Compensation for any calendar year includes total salary, wages, bonuses and incentive compensation, but excludes amounts in excess of applicable IRS limits. Salary and bonus as listed in the Summary Compensation Table above for Messrs. Lowe, Sherron and Oliver are included in total compensation to determine their level of benefits under the Pension Plan, subject to certain limitations imposed by the Internal Revenue Code. As of December 31, 2003, annual payments under the Pension Plan would be based on Final Average Compensation of approximately $303,000 for Mr. Lowe, $180,000 for Mr. Sherron and $179,000 for Mr. Oliver. Years of credited service for Messrs. Lowe, Sherron and Oliver are as follows: Mr. Lowe (33); Mr. Sherron (13); and Mr. Oliver (24).

STOCK PERFORMANCE GRAPH

     The following graph and table compare, for the five-year period ended December 31, 2003, the cumulative return to shareholders of Bancshares with the Standard & Poor’s 500 Stock Index and an index consisting of 500 major regional banks, assuming investment of $100 at the beginning of the period and the reinvestment of dividends.

Total Return to Shareholders

	ANNUAL RETURN PERCENTAGE
	Years Ending

Company/Index	Dec 99	Dec 00	Dec 01	Dec 02	Dec 03
LSB BANCSHARES, INC./NC	-15.59	-26.07	20.61	30.60	11.37
S&P 500 INDEX	21.04	-9.10	-11.89	-22.10	28.68
BANKS (MAJOR REGIONAL)-500	-13.80	19.06	0.02	-1.03	32.09

		CUMULATIVE RETURNS
	Base Period	Years Ending
Company/Index	Dec 98	Dec 99	Dec 00	Dec 01	Dec 02	Dec 03
LSB BANCSHARES, INC./NC	100	84.41	62.40	75.26	98.29	109.47
S&P 500 INDEX	100	121.04	110.02	96.95	75.52	97.18
BANKS (MAJOR REGIONAL)-500	100	86.20	102.63	102.65	101.60	134.20

     The Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), except to the extent that Bancshares specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

PROPOSAL 1: ELECTION OF DIRECTORS

     The Bylaws of Bancshares provide for a classified Board of Directors consisting of not less than nine and not more than 24 directors, the number to be determined by resolution of a majority of the Board of Directors or by resolution properly adopted by the shareholders at a shareholder meeting. The Board of Directors currently consists of 14 persons, who are divided into 3 classes, with each class being as nearly equal in number as possible. There are four nominees for election as directors, each to serve for a three year term expiring at the 2007 Annual Meeting of Bancshares’ Shareholders. Each of the nominees currently serves as a director of Bancshares. Other than John W. Thomas, III, the persons recommended by the Corporate Governance and Nominating Committee and nominated by the Board of Directors to serve as directors for a three-year term expiring at the 2007 Annual Meeting, as set forth below, were first elected as directors at the 2001 Annual Meeting of the shareholders of Bancshares. Mr. Thomas was appointed by the Board of Directors on January 20, 2004, to fill the vacancy left by the retirement of Peggy B. Barnhardt, who was elected as a director at the 2001 Annual Meeting of the shareholders of Bancshares to serve for a three-year term expiring at the 2004 Annual Meeting.

     The persons named as proxies in the accompanying proxy card intend to vote for the nominees named below. Such nominees have consented to serve as directors of Bancshares if elected. If, at the time of the meeting, any of such nominees are unable or unwilling to serve, the discretionary authority provided in the accompanying proxy card will be exercised to vote for such other person or persons for the office of director as may be nominated by the Board of Directors. Proxies cannot be voted for a greater number of nominees than the number named in this proxy statement.

     Additional information about each of the nominees and the other directors is provided below. The number of years of service on the Board of Directors indicated by the following table includes service on the Board of Directors of the Bank prior to the incorporation of Bancshares.

The Board of Directors unanimously recommends a vote FOR all nominees for election as Directors, each to serve until the 2007 Annual Meeting

NOMINEES FOR ELECTION AS A DIRECTOR TO SERVE UNTIL THE 2007 ANNUAL MEETING

	DIRECTOR	PRINCIPAL OCCUPATION FOR
NAME AND AGE	SINCE	PAST FIVE YEARS
Michael S. Albert (49)	1995	President, CEO and Director, Billings Transportation Group, Inc.; Treasurer, Cargo Carriers, Inc.; Vice President, Metro Motor Express, Inc., President, CEO and Director, Billings Express, Inc.

Walter A. Hill, Sr. (64)	1983	President, Hill Oil Company, Inc.; Vice President and Secretary, NorthCo, Inc. (construction development)

Robert B. Smith, Jr. (65)	1969	Attorney, Smith and Gamblin PLLC

John W. Thomas III (55)	2004	President, Riverwood Casual, Inc. (specialty furniture manufacturer) since January 2004; former President and CEO, Thomas Built Buses, Inc. for at least the five years prior thereto

INCUMBENT DIRECTORS SERVING UNTIL THE 2005 ANNUAL MEETING

	DIRECTOR	PRINCIPAL OCCUPATION FOR
NAME AND AGE	SINCE	PAST FIVE YEARS
Leonard H. Beck (68)	1995	Retired, former President, Green Printing Company, Inc., a position he held for many years prior to his retirement in June, 2002

Marvin D. Gentry (68)	1997	Retired, former President and CEO, The New Fortis Corporation, a wholly-owned subsidiary of K. Hovnanian Enterprises, a position he held for many years prior to his retirement in October, 2000

Samuel R. Harris, M.D. (62)	1990	Physician, The Women’s Center of Lexington

David A. Smith (66)	1990	Owner and manager, Red Acres Dairy Farm

Burr W. Sullivan (57)	1987	President and owner, Dorsett Printing and Lithograph Corporation

INCUMBENT DIRECTORS SERVING UNTIL THE 2006 ANNUAL MEETING

	DIRECTOR	PRINCIPAL OCCUPATION FOR
NAME AND AGE	SINCE	PAST FIVE YEARS
Sue H. Hunter (68)	1999	President and co-owner, Thomasville Emporium, Inc.(antique retailer); Vice President, Side Street Café;

Robert F. Lowe (61)	1983	Chairman, President and CEO, LSB Bancshares, Inc.; Chairman and CEO, Lexington State Bank; Chairman, President and CEO, Peoples Finance Company of Lexington, Inc., a subsidiary of the Bank; President and Director, LSB Investment Services, Inc., a subsidiary of the Bank

Roberts E. Timberlake (67)	1979	Artist/Designer; Chairman, President and CEO, Bob Timberlake, Inc.

Lloyd G. Walter, Jr. (69)	1997	Architect; since January 2001, sole proprietor d/b/a LGW Consulting; retired former CEO and Principal, Walter, Robbs, Callahan & Pierce Architects, P.A., a position he held for many years prior to his retirement in December, 1999

Julius S. Young, Jr. (56)	1988	President, Jay Young Management, Inc. (asset management)

PROPOSAL 2: ADOPTION OF COMPREHENSIVE EQUITY COMPENSATION PLAN FOR
DIRECTORS AND EMPLOYEES

     As discussed in the Stock Option and Compensation Committee Report appearing above in this proxy statement, in February of 2004 the Compensation Committee and the Board determined that the equity compensation program for executive officers of Bancshares and the Bank should be re-designed. In 2003 and previous years, long-term incentive compensation consisted entirely of stock option grants. Beginning in fiscal year 2004, the Compensation Committee has determined that long-term incentive compensation for executive officers may need to consist of some or all of the following: stock options, performance-based awards and restricted stock. The Compensation Committee desires to enhance the link between executive and shareholder interests while retaining features that reward executives for sustained long-term company performance. It is also the Compensation Committee’s current intent to change the form of long-term incentive compensation awarded to certain other employees of Bancshares and the Bank, which may include some or all of the types of awards discussed above.

     At the 2004 Annual Meeting, Bancshares shareholders will be asked to approve the LSB Bancshares, Inc. Comprehensive Equity Compensation Plan for Directors and Employees (the “Comprehensive Equity Plan”). Approval of the Comprehensive Equity Plan would provide Bancshares the needed flexibility to implement the redesign of Bancshares’ long-term incentive compensation program, as it would broaden the types of equity-based awards that may be granted beyond those authorized under Bancshares’ existing equity compensation plans. The Board believes the Comprehensive Equity Plan will allow Bancshares to strategically align its compensation programs, and at the same time attract and retain outstanding individuals at all levels of Bancshares’ organization, thereby positioning Bancshares for long-term success.

     As discussed earlier in this proxy statement, non-management directors presently receive an annual grant of stock options under the 1994 Director Stock Option Plan, although grants were suspended for 2003. In addition, directors are presently eligible to defer retainer and Board meeting fees and receive future payments in the form of Bancshares Common Stock under the Amended and Restated Deferred Compensation Plan for Directors (the “Deferred Plan”). It is the Board’s intention to restructure the equity-based compensation arrangements for Bancshares’ directors. The Comprehensive Equity Plan would authorize the grant of options, deferred stock and other equity-based awards to Bancshares’ directors.

     As of the date of this proxy statement, a total of 704,254 shares of Common Stock were available for stock option grants under existing Bancshares’ employee and director stock option plans. Of this total, 592,129 shares of Common Stock were available for stock option grants to employees under Bancshares’ 1996 Omnibus Stock Incentive Plan, and 112,125 shares of Common Stock were available for stock option grants to directors under Bancshares’ 1994 Director Stock Option Plan. In addition, there is currently no limit on the number of shares of Common Stock that may be paid to directors pursuant to deferral elections under the Deferred Plan. IF THE COMPREHENSIVE EQUITY PLAN IS APPROVED, THESE EXISTING PLANS WOULD BE TERMINATED (EXCEPT WITH RESPECT TO OUTSTANDING GRANTS), AND THE COMPREHENSIVE EQUITY PLAN WOULD BE THE ONLY PLAN FROM WHICH NEW GRANTS OF STOCK OPTIONS, DEFERRED STOCK AND OTHER EQUITY-BASED AWARDS WOULD BE MADE.

     The Comprehensive Equity Plan is being presented for shareholder approval to comply with certain regulatory requirements. If shareholders do not approve the Comprehensive Equity Plan, it will not be adopted and no grants will be made under it. In such case, Bancshares’ existing stock option plans and the Deferred Plan will remain in effect.

The Board of Directors unanimously recommends a vote FOR approval of the
Comprehensive Equity Compensation Plan for Directors and Employees

     The proposed Comprehensive Equity Plan is attached as Appendix VI to this proxy statement. The principal features of the Comprehensive Equity Plan are summarized below.

Shares Available for Awards

     Under the Comprehensive Equity Plan, 750,000 shares of Common Stock will be available for issuance, subject to adjustment for stock splits and other events as set forth in the plan. Out of the 750,000 shares of Common Stock available for issuance under the Comprehensive Equity Plan, 500,000 shares will be available for issuance of ‘incentive stock options’ intended to qualify for special tax treatment under Section 422 of the Internal Revenue Code.

     As stated earlier, if the Comprehensive Equity Plan is adopted, Bancshares’ existing stock option plans and the Deferred Plan will be terminated with respect to future grants. As of the date of this proxy statement, there were 704,254 shares available for grants under the stock option plans. Accordingly, the Comprehensive Equity Plan will make available for issuance 45,746 more shares of Common Stock than what was available for issuance under the existing stock option plans as of that date, and will also bring future awards under the Deferred Plan within the total limit on awards. The Comprehensive Equity Plan will authorize additional types of awards not presently available under these existing plans. To the extent any outstanding stock option or award granted under a terminated plan is canceled or expires, the shares subject to the award will not be available for issuance under the Comprehensive Equity Plan. The closing price of the Common Stock on March 5, 2004 was $17.47.

     If an award under the Comprehensive Equity Plan is payable under the applicable award agreement only in cash or cash installments, or if the award is issued in assumption of or substitution for awards issued by a company acquired by Bancshares (“Substitute Awards”), no shares will be counted against the shares available for issuance under the Comprehensive Equity Plan. In the case of any other award, the number of shares underlying the award will count against the shares available for issuance under the Comprehensive Equity Plan, but if the award is subsequently forfeited, cancelled, exercised or settled without the delivery by Bancshares of the full number of shares underlying such award, the award shares not actually delivered to the participant will again be available for issuance under the Comprehensive Equity Plan.

Eligibility and Participation

     Any employee of Bancshares or a subsidiary of Bancshares, including any officer or employee-director, will be eligible to receive awards under the Comprehensive Equity Plan. Additionally, any holder of an outstanding equity-based award issued by a company acquired by Bancshares may be granted a Substitute Award under the Comprehensive Equity Plan. Bancshares and the Bank had 439 employees as of January 31, 2004. Non-management directors of Bancshares and the Bank will also be eligible to participate in the plan. There are currently thirteen non-management members of the Board of Directors.

Administration of the Comprehensive Equity Plan

     The Comprehensive Equity Plan will be administered by the Compensation Committee, or by another Board committee consisting of not less than three directors (whichever committee is actually appointed to administer the Comprehensive Equity Plan is sometimes referred to herein as the “Equity Plan Committee”). Currently, the Compensation Committee has been appointed as the Equity Plan Committee. Each director on the Equity Plan Committee must be “independent,” as required by the listing standards of the Nasdaq Stock Market, Inc. The Equity Plan Committee will have, among other powers, the power to interpret and construe any provision of the plan, to adopt rules and regulations for administering the plan, and to perform other acts relating to the plan. Decisions of the Equity Plan Committee are final and binding on all parties.

     The Equity Plan Committee will have the discretion to grant to eligible participants one or more equity awards, including options, restricted stock and restricted stock units, performance units, “other stock-based awards” or any combination thereof. The Equity Plan Committee will have the discretion to determine the number or amount of any award to be granted to any participant. The Equity Plan Committee may delegate to one or more officers or employees the authority to grant awards to eligible participants who are not subject to Section 16 of the Securities Exchange Act of 1934, as amended.

Awards

     General. Awards will be granted for no cash consideration, or for minimal cash consideration if required by applicable law. Awards may provide that upon their exercise, the holder will receive cash, stock, other securities, other awards, other property or any combination thereof, as the Equity Plan Committee determines. Shares of stock deliverable under the plan may consist in whole or in part of authorized and unissued shares. No awards may be granted under the Comprehensive Equity Plan after the tenth anniversary of its effective date.

     Exercise Price. Except in the case of Substitute Awards, the exercise price of any stock option and the purchase price of any security which may be purchased under any other stock-based award granted under the Comprehensive Equity Plan will not be less than 100% of the fair market value of the stock or other security on the date of the grant (with fair market value being determined in accordance with the procedures set by the Equity Plan Committee). The Equity Plan Committee may not amend an award to reduce the exercise, grant or purchase price of the award (“repricing”), except in connection with stock splits and other events, as described below.

     Exercise of Award; Form of Consideration. The Equity Plan Committee will determine the times at which options and other purchase rights may be exercised and the methods by which and the forms in which payment of the purchase price may be made. No loans will be extended by Bancshares or its affiliates to any participant in connection with the exercise of an award (although Bancshares is permitted to maintain or establish broker-assisted ‘cashless exercise’ programs).

     Stock Options. The duration of options granted under the Comprehensive Equity Plan will be established by the Equity Plan Committee but may not exceed ten years. The Equity Plan Committee may impose a vesting schedule on options. Upon an employee’s involuntary termination for cause, the employee’s outstanding options will be cancelled. Following involuntary termination of employment without cause, or termination of employment (or service as a director) on account of disability, retirement or death, the holder’s options will become fully vested and will remain exercisable as provided in the option award agreement. Upon a holder’s voluntary termination of employment (or service as a director) for any reason other than disability, retirement or death, the holder’s options will remain exercisable for ninety days, to the extent such options were exercisable at the time of termination (this period is extended an additional year if the holder dies during the initial ninety-day period). The Equity Plan Committee may establish provisions applicable upon termination of employment or service as a director that differ from those contained in the Comprehensive Equity Plan. Options granted under the Comprehensive Equity Plan may be ‘incentive stock options’ (“ISOs”), which afford certain favorable tax treatment for the holder, or ‘non-qualified stock options’ (“NQSOs”). See “Tax Matters” below.

     Restricted Stock; Restricted Stock Units. The Equity Plan Committee may grant restricted stock and restricted stock units to eligible participants under the Comprehensive Equity Plan and may impose such restrictions thereon as it deems appropriate. Except as otherwise provided by the Equity Plan Committee, upon a holder’s death, disability, retirement or involuntary termination of employment without cause, all restrictions on the holder’s restricted stock and restricted stock units will lapse, and in the case of voluntary termination or involuntary termination with cause during the restriction period, all of the holder’s restricted stock and restricted stock units will be forfeited. The Equity Plan Committee may waive any restrictions if it finds a waiver to be appropriate.

     Performance Units. Any performance units granted by the Equity Plan Committee under the Comprehensive Equity Plan will be granted and will vest upon the attainment of performance goals established by the Equity Plan Committee. The Equity Plan Committee will establish the performance criteria, the length of the performance period and the form and time of payment of the award. Upon an employee’s retirement during the performance period, the employee will receive, following the expiration of such period, a pro-rata portion of the amount payable under the award. Following involuntary termination of employment without cause, or termination of employment or service as a director on account of disability or death, the holder of the performance unit will receive a partial payment or partial right to exercise based on the level of progress toward achievement of the performance goals through such termination. Upon a holder’s involuntary termination of employment for cause, or voluntary termination of employment or service as a director for any reason other than disability, retirement or death, the holder’s performance units will be cancelled. The Equity Plan Committee may establish provisions applicable upon termination of employment or service as a director that differ from those contained in the Comprehensive Equity Plan.

     Other Stock-Based Awards. The Equity Plan Committee may grant, and establish the terms and conditions of, other stock-based awards, such as stock appreciation rights and deferred stock.

     Performance Based Compensation Awards. Awards (other than options and stock appreciation rights) to certain senior executives will, if the Equity Plan Committee intends any such award to qualify as ‘qualified performance based compensation’ under Section 162(m) of the Internal Revenue Code, become earned and payable only if pre-established targets relating to one or more financial performance measures are achieved during a performance period or periods, as determined by the Equity Plan Committee. Such targets may relate to the financial performance of Bancshares as a whole, to one or more units thereof, or to an individual, and may be measured over such periods as the Equity Plan Committee shall determine. The Equity Plan Committee may use any one or more of the following performance measures: return on net assets, revenue growth, return on common equity, total shareholder return, earnings per share, net revenue per employee or division, market share, return on invested capital or net income. No more than 50,000 shares of Common Stock may be earned pursuant to any single performance award.

     Certain Adjustments. If the Equity Plan Committee determines that a recapitalization, stock split, or other corporate event or transaction (more fully described in Section 5(e) of the Comprehensive Equity Plan) affects the Common Stock in such a way that an adjustment is appropriate to prevent dilution or enlargement of the benefits, or potential benefits, intended to be made available under the plan, the Equity Plan Committee may adjust: (i) the number and type of shares (or other securities or property) which may be available for awards, (ii) the number and type of shares (or other securities or property) subject to outstanding awards, and (iii) the grant, purchase or exercise price with respect to any award.

     Transferability. Except as otherwise provided by the Equity Plan Committee, awards granted under the Comprehensive Equity Plan are not transferable, other than by will or the laws of descent and distribution. An award will be exercisable during a participant’s lifetime only by the participant or by the participant’s guardian or legal representative.

Change in Control

     Except as otherwise provided by the Equity Plan Committee, in the event of a change in control (as defined in Section 15(f) of the Comprehensive Equity Plan) all outstanding awards will become fully vested and exercisable, and any restrictions will automatically lapse. In addition, in connection with a change in control the Equity Plan Committee may cause any outstanding awards to be cancelled in consideration for a cash payment or alternative award of equivalent fair market value.

Amendment and Termination

     The Board may amend, discontinue or terminate the plan or any portion of the plan at any time. Amendments that would adversely affect the rights of one or more employees or directors under outstanding awards are subject to the consent of the affected individuals. No amendment or other change will be made without shareholder approval if shareholder approval is required to comply with any tax or regulatory requirement with which the Board deems it necessary or desirable to comply. Shareholder approval may also be required by the requirements of the Nasdaq Stock Market, Inc. for certain amendments.

     The Equity Plan Committee also has the power to amend or modify outstanding awards. However, the Equity Plan Committee may not (i) impair vested rights of employees or directors under outstanding awards, or (ii) reduce the exercise price, grant price or purchase price of any award established at the time of grant (unless the reduction is permitted in connection with a recapitalization or similar event, as described above).

New Plan Benefits

     Any awards under the plan will be granted at the discretion of the Equity Plan Committee. Therefore, it is not possible at present to determine the amount or form of any award that will be available for grant to any individual during the term of the Comprehensive Equity Plan or that would have been granted during the last fiscal year had the Comprehensive Equity Plan been in effect. Nevertheless, Bancshares anticipates that awards will be made, in part, to directors and executive officers of Bancshares.

Tax Matters

     The following discussion is a brief summary of the principal United States Federal income tax consequences under current Federal income tax laws relating to awards under the Comprehensive Equity Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

     Non-Qualified Stock Options. An optionee will not recognize any taxable income upon the grant of an NQSO and Bancshares will not be entitled to a tax deduction with respect to the grant of an NQSO. Upon exercise of an NQSO, the excess of the fair market value of the underlying shares of Common Stock on the exercise date over the option exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. Bancshares will generally be entitled to a tax deduction at such time in the amount of such compensation income. The optionee’s tax basis for the shares received pursuant to the exercise of an NQSO will equal the sum of the compensation income recognized and the exercise price.

     In the event of a sale of shares received upon the exercise of an NQSO, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such shares is more than one year.

     Incentive Stock Options. An optionee will not recognize any taxable income at the time of grant or exercise of an ISO while an employee (or within 90 days after termination of employment), and Bancshares will not be entitled to a tax deduction with respect to such grant or exercise. Exercise of an ISO may, however, give rise to taxable compensation income subject to applicable withholding taxes, and a tax deduction to Bancshares, if the ISO is not exercised while the optionee is employed by Bancshares or within 90 days after termination of employment, or if the optionee subsequently engages in a ‘disqualifying disposition,’ as described below. Also, the excess of the fair market value of the underlying shares on the date of exercise over the exercise price will be an item of income for purposes of the optionee’s alternative minimum tax.

     A sale or exchange by an optionee of shares acquired upon the exercise of an ISO more than one year after the transfer of the shares to such optionee and more than two years after the date of grant of the ISO will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain (or loss) to the optionee. If such sale or exchange takes place within two years after the date of grant of the ISO or within one year from the date of transfer of the ISO shares to the optionee, such sale or exchange will generally constitute a ‘disqualifying disposition’ of such shares that will have the following results: any excess of (i) the lesser of (a) the fair market value of the shares at the time of exercise of the ISO and (b) the amount realized on such disqualifying disposition of the shares over (ii) the option exercise price of such shares, will be ordinary income to the optionee, subject to applicable withholding taxes, and Bancshares will be entitled to a tax deduction in the amount of such income. Any further gain or loss after the date of exercise generally will qualify as capital gain or loss and will not result in any deduction by Bancshares.

     Restricted Stock. A grantee will not recognize any income upon the receipt of restricted stock unless the holder elects under Section 83(b) of the Internal Revenue Code, within thirty days of such receipt, to recognize ordinary income in an amount equal to the fair market value of the restricted stock at the time of receipt, less any amount paid for the shares. If restricted stock for which a Section 83(b) election has been made is subsequently forfeited, the holder will not be able to recover any taxes that were paid as a result of such election. If the election is not made, the holder will generally recognize ordinary income, on the date that the restrictions to which the restricted stock is subject are removed, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the holder recognizes ordinary income, Bancshares generally will be entitled to a deduction in the same amount.

     Generally, upon a sale or other disposition of restricted stock with respect to which the holder has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions were previously removed), the holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the holder’s basis in such shares. Such gain or loss will be long-term capital gain or loss if the holding period for such shares is more than one year.

     Restricted Stock Units and Performance Units. The grant of an award of restricted stock units or performance units will not result in income for the grantee or in a tax deduction for Bancshares. Upon the settlement of such an award, the grantee will recognize ordinary income equal to the aggregate value of the payment received, and Bancshares generally will be entitled to a tax deduction in the same amount.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF TURLINGTON AND COMPANY, L.L.P. AS
BANCSHARES’ INDEPENDENT AUDITORS FOR 2004

     The Board of Directors of Bancshares has appointed the firm of Turlington and Company, L.L.P., for the purpose of auditing the financial statements of Bancshares and its subsidiaries for the fiscal year ended December 31, 2004, and shareholders are being asked to ratify this appointment. Turlington and Company, L.L.P. has been employed in this capacity by Bancshares since 1982. Fees charged by this firm are furnished at rates and upon terms that are customarily charged by other independent auditing firms. A representative of the firm will be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.

Audit Fees Paid to Independent Auditors

     The following table represents fees for professional services rendered by Turlington and Company, L.L.P. (“Turlington”) for the audit of Bancshares’ annual financial statements for the years ended December 31, 2003 and 2002 and fees billed for audit-related services, tax services and all other services rendered by Turlington for each of such years.

	Year Ended December 31,
	2003	2002

Audit Fees	$90,494	$86,746
Audit-Related Fees[1]	$44,326	$56,314
Tax Fees[2]	$20,955	$10,000
All other fees[3]	$32,753	$29,735

     1 Represents amounts paid for the audits of Bancshares’ pension plan and 401(k) Plan as well as for performing various services in connection with Bancshares’ and/or the Bank’s trust department, human resources department and Federal Home Loan Bank procedures.

     2 Represents amounts paid for assistance in the preparation of Bancshares’ and the Bank’s various federal, state and local tax returns, tax credit consultation and franchise tax return amendments.

     3 Represents amounts paid for assistance with Bancshares’ financial statement preparation, management incentive plan computations and other compensation issues, attendance at various meetings and other miscellaneous assistance.

     All audited related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Turlington was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s Charter provides for pre-approval of all audit and non-audit services to be provided by Bancshares’ independent auditors. The Charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Turlington and Company, L.L.P. as Bancshares’
independent auditors for 2004

SHAREHOLDER PROPOSALS

     If a shareholder desires to submit a proposal for possible inclusion in the Bancshares’ 2005 Proxy Statement, the proposal must be received by the Secretary of Bancshares, One LSB Plaza, Lexington, North Carolina 27292, by November 18, 2004.

     In addition to any other applicable requirements, for business to be properly brought before an Annual Meeting by a shareholder, even if the proposal is not to be included in Bancshares’ proxy statement, pursuant to Bancshares’ Bylaws, the shareholder must give notice in writing to the Secretary of Bancshares not less than 50 days nor more than 75 days prior to the first anniversary date of Bancshares’ proxy statement in connection with Bancshares’ last Annual Meeting of shareholders if the proposal is to nominate a person or persons for election to Bancshares’ Board of Directors and, for any other matter, not less than 60 days prior to the first anniversary date of Bancshares’ proxy statement in connection with Bancshares’ last Annual Meeting of shareholders. So, for the 2005 Annual Meeting, such notice would have to be received by the Secretary of Bancshares between January 1, 2005 and January 26, 2005 if the proposal relates to the nomination of a director and by January 16, 2005 if the proposal relates to any other matter. As to each matter, the notice must contain (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for addressing it at the Annual Meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the number of shares of Common Stock owned of record and beneficially by such shareholder, and (iv) any material interest of the shareholder in such business.

OTHER MATTERS

     The Board of Directors of Bancshares knows of no other matters intended to be presented for consideration at the meeting. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

     A copy of Bancshares’ annual report on Form 10-K for the year ended December 31, 2003, as filed with the SEC, excluding exhibits, is being delivered to shareholders together with this proxy statement and may also be obtained by shareholders without charge by written request addressed to Monty J. Oliver, Secretary and Treasurer, One LSB Plaza, P.O. Box 867, Lexington, NC 27293-0867, or may be accessed on the Internet at www.lsbnc.com

Robert F. Lowe Chairman, President and Chief Executive Officer

     March 18, 2004

APPENDIX I

CHARTER
OF THE
EXECUTIVE COMMITTEE
OF
THE BOARD OF DIRECTORS
OF
LSB BANCSHARES, INC.

ADOPTED AS OF FEBRUARY 17, 2004

I.	PURPOSE

     The purpose of the Executive Committee (the “Committee”) of the Board of Directors (the “Board”) of LSB Bancshares, Inc. (the “Company”) is to exercise, during intervals between meetings of the Board, all the powers and authority of the Board in directing the management of the business and affairs of the Company, except as otherwise provided in the Company’s Bylaws or as limited by North Carolina law.

II.	COMPOSITION

     The Committee shall consist of three or more members of the Board, a majority of which the Board has determined are “independent” under the rules and listing standards of the Nasdaq Stock Market, Inc. The initial members of the Committee shall be appointed by the Board. Candidates to fill subsequent vacancies on the Committee shall be appointed by the Board based on nominations by the Committee and the Corporate Governance and Nominating Committee. Members of the Committee shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

III.	MEETINGS AND PROCEDURES

     The Board shall designate one member of the Committee as its chairperson. At all meetings of the Committee, a majority of the total number of Committee members shall constitute a quorum. All meetings will be held subject to and in accordance with the applicable provisions of North Carolina law, including notice, quorum, voting and approval requirements thereof. The Committee shall meet in person or telephonically as needed at a time and place determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson. The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests. The Committee shall report its actions to the Board and shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

IV.	DUTIES AND RESPONSIBILITIES

     The Committee shall have the following duties and responsibilities:

1.	To exercise, during intervals between meetings of the Board, all the powers and authority of the Board in directing the management of the business and affairs of the Company, except as otherwise provided in the Company’s Bylaws or as limited by North Carolina law.

2.	The Committee shall not have the powers and authority of the Board concerning those matters expressly delegated to another committee by the Board;

1

3.	Actions taken by the Committee are binding on the Company and the Board and do not require ratification by the Board to be legally effective.

V.	DELEGATION TO SUBCOMMITTEE

     The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

VI.	PERFORMANCE EVALUATION

     The Committee shall prepare and review with the Board an annual performance evaluation of the Committee. Such evaluation shall compare the performance of the Committee with the requirements of this Charter. The performance evaluation shall also recommend to the Board any changes or improvements to the Charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner, as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

VII.	RESOURCES AND AUTHORITY

     The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of legal counsel and other experts or consultants as it deems appropriate, without seeking approval of the Board or management. The fees and expenses of any such legal counsel, expert or counsel retained by the Committee shall be paid by the Company.

2

APPENDIX II

CHARTER
OF THE
STOCK OPTION AND COMPENSATION COMMITTEE
OF
THE BOARD OF DIRECTORS
OF
LSB BANCSHARES, INC.

ADOPTED AS OF FEBRUARY 17, 2004

I.	PURPOSE

     The purpose of the Stock Option and Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of LSB Bancshares, Inc. (the “Company”) is to assist the Board in (i) determining appropriate compensation levels for the Company’s executive officers and members of the Board; (ii) evaluating officer and board compensation plans, policies, and programs; (iii) reviewing benefit plans for officers and employees; and (iv) producing an annual report on executive compensation for inclusion in the Company’s proxy statement.

II.	COMPOSITION

     The Committee shall consist solely of three or more members of the Board, each of whom the Board has determined is “independent” under the rules and listing standards of the Nasdaq Stock Market, Inc. Additionally, members of the Committee must qualify as “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code. The initial members of the Committee shall be appointed by the Board. Candidates to fill subsequent vacancies on the Committee shall be appointed by the Board based on nominations by the Committee and the Corporate Governance and Nominating Committee. Members of the Committee shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

III.	MEETINGS AND PROCEDURES

     The Board shall designate one member of the Committee as its chairperson. All meetings will be held subject to and in accordance with the applicable provisions of North Carolina law, including notice, quorum, voting and approval requirements thereof. The Committee shall meet in person or telephonically at least two times a year at a time and place determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson. The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests. The Committee shall report its actions to the Board and shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

IV.	DUTIES AND RESPONSIBILITIES

     The Committee shall have the following duties and responsibilities:

1.	Establish and review the overall compensation philosophy of the Company;

2.	Review and approve corporate goals and objectives relevant to CEO and other executive officers’ compensation, including annual performance objectives;

1

3.	Evaluate the performance of the CEO and other executive officers against those corporate goals and objectives, and determine the compensation level for each such person based on this evaluation;

4.	Review on a periodic basis the Company’s executive compensation programs to determine whether they are properly coordinated and achieve their intended purposes and recommend any appropriate modifications or new programs;

5.	Review and recommend to the Board for approval any changes in incentive compensation plans and equity-based compensation plans;

6.	Review and approve all equity-based compensation plans of the Company (whether or not final approval rests with the Company’s shareholders) and grant awards of shares, options, or other awards, pursuant to and in accordance with the terms of such equity-based plans;

7.	Administer and monitor compliance by executives with the rules and guidelines of the Company’s equity-based plans;

8.	Review and recommend to the Board for approval any changes in employee pension programs, and review broadly employee salary levels and ranges and employee fringe benefits;

9.	Review and recommend employment agreements and severance arrangements, including change-in-control provisions, plans or agreements;

10.	In conjunction with the Corporate Governance and Nominating Committee, review the compensation of directors for service on the Board and its committees and recommend changes in compensation to the Board;

11.	In conjunction with the Corporate Governance and Nominating Committee, review periodically succession plans relating to positions held by executive officers, and make recommendations to the Board regarding the selection of individuals to fill these positions;

12.	Prepare a report to be included in the Company’s annual proxy statement, in accordance with applicable rules and regulation of the NASDAQ Stock Market, Inc., SEC and other applicable regulatory bodies;

13.	Perform such other duties and responsibilities as are consistent with the purpose of the Committee and as the Board or the Committee deems appropriate.

V.	DELEGATION TO SUBCOMMITTEE

     The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

VI.	PERFORMANCE EVALUATION

     The Committee shall prepare and review with the Board an annual performance evaluation of the Committee. Such evaluation shall compare the performance of the Committee with the requirements of this Charter. The performance evaluation shall also recommend to the Board any changes or improvements to the Charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner, as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

2

VII.	RESOURCES AND AUTHORITY

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of legal counsel and other experts or consultants as it deems appropriate, without seeking approval of the Board or management. The fees and expenses of any such legal counsel, expert or counsel retained by the Committee shall be paid by the Company.

3

APPENDIX III

CHARTER
OF THE
AUDIT COMMITTEE
OF
THE BOARD OF DIRECTORS
OF
LSB BANCSHARES, INC.

ADOPTED AS OF NOVEMBER 12, 2002

AMENDED AND RESTATED AS OF FEBRUARY 17, 2004

I.	PURPOSE

     The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) to oversee the accounting and financial reporting processes and the audits of the financial statements of LSB Bancshares, Inc. (the “Company”). The function of the Committee is oversight, including oversight of (i) the integrity of the financial reports and other financial information of the Company; (ii) compliance by the Company with legal and regulatory requirements; (iii) the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; (iv) the structure, staffing and performance of the Company’s internal audit function; (v) the independence and performance of the Company’s registered public accounting firm engaged to audit and review the Company’s financial statements (the “Auditors”); and (vi) the Company’s auditing, accounting and financial reporting processes generally.

II.	COMPOSITION

     The Committee shall be comprised of at least three directors, each of whom is “independent”, as determined by the Board, under the rules of the Nasdaq Stock Market, Inc. and the provisions of Section 10A(m) of the Securities Exchange Act of 1934, as amended, and the rules of the Securities and Exchange Commission promulgated thereunder. All members of the Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement, and the Committee shall have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the member’s financial sophistication. No Committee member shall serve on the audit committee of more than two other public companies at the same time as he or she serves on this Committee, unless the Board of Directors of the Company specifically determines that it would not impair the ability of such existing or prospective Committee member to serve effectively on the Committee. Further, each prospective Committee member shall evaluate carefully the existing demands on his or her time before accepting appointment to the Committee.

     The initial members of the Committee shall be appointed by the Board. Candidates who fill subsequent vacancies on the Committee shall be appointed by the Board based on recommendations by the Committee and the Board’s Corporate Governance and Nominating Committee. Members of the Committee shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

III.	MEETINGS AND PROCEDURES

     The Board shall designate one member of the Committee as its chairperson. At all meetings of the Committee, a majority of the total number of Committee members shall constitute a quorum. All meetings will be held subject to and in accordance with the applicable provisions of North Carolina law, including notice, quorum, voting and approval requirements thereof. The Committee shall meet in person or telephonically at least four times a year at a time and place determined by the Committee chairperson, with further meetings to occur, or actions to be

1

taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson. The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests. The Committee shall report its actions to the Board and shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

IV.	DUTIES AND RESPONSIBILITIES

     The Committee shall have the following duties and responsibilities:

A.	with respect to the Auditors,

1. to be directly responsible for the appointment, compensation, retention and oversight of the work of the Auditors (including the resolution of disagreements between management and the Auditors regarding financial reporting), who shall report directly to the Committee;

2. to be directly responsible for the appointment, compensation, retention and oversight of the work of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review or attestation services, which firm shall also report directly to the Committee;

3. to pre-approve, or to adopt appropriate procedures to pre-approve, all audit and permissible non-audit services to be provided by the Auditors and, in no event, will this pre-approval function be delegated to management of the Company;

4. to ensure that the Auditors prepare and deliver annually an Auditors’ Statement (it being understood that the Auditors are responsible for the accuracy and completeness of this Statement), delineating all relationships between the Auditors and the Company consistent with Independence Standards Board Standard No. 1., and to discuss with the Auditors any relationships or services disclosed in this Statement that may impact the quality of audit services or the objectivity and independence of the Company’s Auditors;

5. to obtain from the Auditors in connection with any audit a timely report relating to the Company’s annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditors, and any material written communications between the Auditors and management, such as any “management” letter or schedule of unadjusted differences;

6. to review and evaluate the qualifications, performance and independence of the lead partner of the Auditors;

7. to review and approve all related party transactions of the Company; and

8. to take into account the opinions of management and the Company’s internal Auditors in assessing the Auditors’ qualifications, performance and independence.

B.	with respect to the internal auditing department,

9. to review the appointment and replacement of the director of the internal auditing department; and

10. to advise the director of the internal auditing department that he or she is expected to provide to the Committee summaries of and, as appropriate, the significant reports to management prepared by the internal auditing department and management’s responses thereto.

2

C.	with respect to accounting principles and policies, financial reporting and internal audit control over financial reporting,

11. to advise management, the internal auditing department and the Auditors that they are expected to provide to the Committee a timely analysis of significant issues and practices relating to accounting principles and policies, financial reporting and internal control over financial reporting;

12. to consider any reports or communications (and management’s and/or the internal audit department’s responses thereto) submitted to the Committee by the Auditors required by or referred to in SAS 61 (as codified by AU Section 380), as it may be modified or supplemented or other professional standards, including reports and communications related to:

•	deficiencies, including significant deficiencies or material weaknesses, in internal control identified during the audit or other matters relating to internal control over financial reporting;

•	consideration of fraud in a financial statement audit;

•	detection of illegal acts;

•	the Auditors’ responsibility under generally accepted auditing standards;

•	any restriction on audit scope;

•	significant accounting policies;

•	management judgments and accounting estimates;

•	any accounting adjustments arising from the audit that were noted or proposed by the Auditors but were passed (as immaterial or otherwise);

•	the responsibility of the Auditors for other information in documents containing audited financial statements;

•	disagreements with management;

•	consultation by management with other accountants;

•	major issues discussed with management prior to retention of the Auditors;

•	difficulties encountered with management in performing the audit;

•	the Auditors’ judgments about the quality of the entity’s accounting principles;

•	reviews of interim financial information conducted by the Auditors; and

•	the responsibilities, budget and staffing of the Company’s internal audit function.

13. to meet with management, the Auditors and, if appropriate, the director of the internal auditing department:

•	to discuss the scope of the annual audit;

3

•	to discuss the annual audited financial statements and quarterly financial statements, including Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•	to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, the internal auditing department or the Auditors, relating to the Company’s financial statements;

•	to discuss any difficulties the Auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;

•	to discuss any “management” or “internal control” letter issued, or proposed to be issued, by the Auditors to the Company;

•	to review the form of opinion the Auditors propose to render to the Board of directors and shareholders; and

•	to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the Auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

14. to inquire of the Company’s chief executive officer and chief financial officer as to the existence of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, and as to the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting;

15. to discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company’s exposure to risk, and to discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

16. to obtain from the Auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934;

17. to discuss with the Company’s legal counsel any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company’s business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies;

18. to discuss and review the type and presentation of information to be included in earnings press releases;

4

19. to discuss the types of financial information and earnings guidance provided, and the types of presentations made, to analysts and rating agencies;

20. to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;

21. to review and discuss any reports concerning material violations submitted to it by the Company attorneys or outside counsel pursuant to the SEC attorney professional responsibility rules, and to serve as the Company’s Qualified Legal Compliance Committee pursuant to 17 C.F.R. 205.2(k); and

22. to establish hiring policies for employees or former employees of the Auditors.

D.	with respect to reporting and recommendations,

23. to prepare any report or other disclosures, including any recommendation of the Committee, required by the rules of the SEC to be included in the Company’s annual proxy statement.

V.	DELEGATION TO SUBCOMMITTEE

     The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee. The Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the Auditors, provided that any such approvals are presented to the Committee at its next scheduled meeting. In no event may the Committee or any of its members delegate to the Company’s management the responsibility to pre-approve services to be performed by the Auditors.

VI.	PERFORMANCE EVALUATION

     The Committee shall prepare and review with the Board an annual performance evaluation of the Committee. Such evaluation shall compare the performance of the Committee with the requirements of this Charter. The performance evaluation shall also recommend to the Board any changes or improvements to the Charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

VII.	RESOURCES AND AUTHORITY

     The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of legal counsel and other experts or consultants as it deems appropriate, without seeking approval of the Board or management. The fees and expenses of any such legal counsel, expert or counsel retained by the Committee shall be paid by the Company.

VIII.	LIMITATION OF THE COMMITTEE’S ROLE

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

5

APPENDIX IV

CHARTER
OF THE
CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
OF
THE BOARD OF DIRECTORS
OF
LSB BANCSHARES, INC.
ADOPTED AS OF FEBRUARY 17, 2004

I.	PURPOSE

     The purpose of the Corporate Governance and Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of LSB Bancshares, Inc. (the “Company”) is to (i) identify and recommend qualified individuals to the Board for nomination as members of the Board and its committees; (ii) recommend to the Board the slate of director nominees to be elected by the Company’s shareholders; (iii) recommend directors to be elected by the Board to fill any vacancies on the Board; (iv) develop and recommend to the Board a set of corporate governance principles applicable to the Company and play a leadership role in shaping the Company’s corporate governance; and (v) oversee the evaluation of the Board and its committees, which may include developing and recommending an annual self-evaluation process.

II.	COMPOSITION

     The Committee shall consist solely of three or more members of the Board, each of whom the Board has determined is “independent” under the rules and listing standards of the Nasdaq Stock Market, Inc. The initial members of the Committee shall be appointed by the Board. Candidates to fill subsequent vacancies on the Committee shall be appointed by the Board based on nominations by the Committee. Members of the Committee shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

III.	MEETINGS AND PROCEDURES

     The Board shall designate one member of the Committee as its chairperson. All meetings will be held subject to and in accordance with the applicable provisions of North Carolina law, including notice, quorum, voting and approval requirements thereof. The Committee shall meet in person or telephonically at least four times a year at a time and place determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson. The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests. The Committee shall report its actions to the Board and shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

IV.	DUTIES AND RESPONSIBILITIES

     The Committee shall have the following duties and responsibilities:

1.	Evaluate from time to time the composition and organization of the Board and its committees in light of requirements established by any laws, regulations, or rules which the Committee deems relevant and make recommendations regarding the foregoing to the Board for approval;

2.	Evaluate from time to time the Board, including reviewing the composition and size of the Board in order to ensure that the Board is comprised of members reflecting the proper knowledge, expertise, skills,

1

attributes, diversity and personal and professional backgrounds for service as a director of the Company, as determined by the Committee. The Committee may establish policies and procedures to assist it in overseeing its evaluation of the Board;

3.	Determine the criteria for selection of the Chairman of the Board, Board members and Board committee members;

4.	Evaluate the performance of current Board members proposed for reelection, and make recommendations to the Board regarding the appropriateness of members of the Board standing for reelection;

5.	Evaluate and, if deemed necessary, recommend the termination of Board membership of any director in accordance with any corporate governance principles adopted by the Board, for cause or for other appropriate reason;

6.	Review and recommend to the Board an appropriate course of action upon the resignation of current Board members, or any planned expansion of the Board;

7.	Review the qualifications, experience and fitness for service on the Board of any potential members of the Board and recommend nominees to the Board for election by the shareholders or appointment by the Board, as the case may be, pursuant to the charter documents of the Company and any applicable laws, regulations or rules. The Committee may consider candidates proposed by management, but it is not required to do so;

8.	After consulting with the chairperson of each standing committee, make recommendations to the Board regarding the size and composition of each standing committee of the Board of Directors, including the identification of individuals qualified to serve as members of a committee, including the Committee, and to recommend individual directors to fill any vacancy that might occur on a committee, including the Committee;

9.	Monitor the functioning of the committees of the Board and to make recommendations for any changes, including the creation and elimination of committees;

10.	Recommend that the Board establish such special committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual director, to make such a recommendation at any time;

11.	Recommend to the boards of any subsidiary of the Company nominees for directors;

12.	Review all shareholder proposals submitted to the Company (including any proposal relating to the nomination of a member of the Board) and the timeliness of the submission thereof and recommend to the Board appropriate action on each such proposal;

13.	Develop and review periodically the corporate governance principles recommended by the Committee and adopted by the Board to assure that they are appropriate for the Company and comply with the requirements of any applicable laws, regulations, or rules, and to recommend any desirable changes to the Board;

14.	Consider any other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board;

15.	The Committee shall perform such other duties as may be delegated to or required of the Committee from time to time by resolution of the Board.

2

V.	DELEGATION TO SUBCOMMITTEE

     The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

VI.	PERFORMANCE EVALUATION

     The Committee shall prepare and review with the Board an annual performance evaluation of the Committee. Such evaluation shall compare the performance of the Committee with the requirements of this Charter. The performance evaluation shall also recommend to the Board any improvements to the Committee’s charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner, as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report

VII.	RESOURCES AND AUTHORITY

     The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of legal counsel and other experts or consultants as it deems appropriate, without seeking approval of the Board or management. With respect to consultants or search firms used to identify director candidates, the authority shall be vested solely in the Committee.

3

APPENDIX V

LSB BANCSHARES, INC.

CODE OF BUSINESS CONDUCT AND ETHICS

ADOPTED AS OF DECEMBER 9, 2003

INTRODUCTION

     LSB Bancshares, Inc.’s Code of Business Conduct and Ethics (the “Code”) sets forth the guiding principles by which we operate the Bank and conduct our business with LSB Bancshares, Inc.’s shareholders, customers, vendors and with each other. These principles apply to all directors, executives, officers and employees of LSB Bancshares, Inc. and its direct and indirect subsidiaries (referred to in this Code as “LSB”).

     This Code does not cover every issue that may arise, but it sets out basic principles to guide the directors, executives, officers and employees of LSB. The directors, executives, officers and employees must conduct themselves accordingly and seek to avoid even the appearance of improper behavior.

     Those who violate the standards of this Code will be subject to disciplinary action, up to and including termination of employment.

     The Chief Executive Officer, Chief Financial Officer, and Controller are also covered by a separate code of ethics for senior financial officers.

Compliance with Laws, Regulations, Policies and Procedures

     All directors, executives, officers and employees of LSB are expected to understand, respect and comply with all of the laws, regulations, policies and procedures that apply to them in their position with LSB. Although not all directors, executives, officers and employees are expected to know the details of these laws, it is important to know enough to determine when to seek advice from supervisors, managers or other appropriate personnel. If requested, LSB will hold information and training sessions to promote compliance with laws, regulations, policies and procedures.

Conflicts of Interest

     All directors, executives, officers and employees of LSB must avoid any action or interest that conflicts or gives the appearance of a conflict with LSB’s interests. A “conflict of interest” exists whenever an individual’s private interests interfere or conflict in any way (or appear to interfere or conflict) with the interests of LSB. A conflict situation can arise when a director, executive, officer or employee takes actions or has interests that may make it difficult to perform his or her work for LSB on an objective basis and effectively. Conflicts of interest may also arise when a director, executive, officer or employee or member of his or her family receives improper benefits as a result of his or her position with LSB. LSB’s employees are encouraged to use LSB’s services and products but should do so only on an arm’s length basis.

     Conflicts of interest are prohibited as a matter of LSB policy. Conflicts of interest may not always be clear-cut, so if a question arises, an executive, officer or employee should consult with their supervisor or LSB’s President, Vice President, or Secretary. Any director, executive, officer or employee who becomes aware of a conflict or potential conflict should bring it to the attention of a supervisor or LSB’s President, Vice President, or Secretary, or if necessary, the Chairman of the Audit Committee of the Board of Directors of LSB.

Corporate Opportunities

     Directors, executives, officers and employees are prohibited from taking for themselves personally opportunities that are discovered through the use of LSB property, information or position without the consent of the

1

Board of Directors of LSB. No director, executive, officer or employee may use LSB property, information or position for improper personal gain, and no director, executive, officer or employee may compete with LSB directly or indirectly. Directors, executives, officers and employees owe a duty to LSB to advance its interests when the opportunity to do so arises.

Insider Trading

     Directors, executives, officers, and employees who have access to confidential information are not permitted to use or share that information for stock trading purposes or for any other purpose except the conduct of LSB’s business. All non-public information about LSB should be considered confidential information. To use non-public information for personal financial benefit or to “tip” others who might make an investment decision on the basis of this information is not only unethical but also illegal. In order to assist with compliance with laws against insider trading, LSB has adopted a specific policy entitled LSB Bancshares, Inc. Securities Law Compliance Policy which governs employees’ trading in securities of LSB. This policy has been distributed to all directors, executives, officers and employees of LSB. If you have any questions you should consult LSB’s President, Vice President, or Secretary.

Competition and Fair Dealing

     We seek to outperform our competition fairly and honestly. We seek competitive advantages through superior performance, never through unethical or illegal business practices. Stealing proprietary information, processing trade secret information that was obtained without the owner’s consent, or inducing such disclosures by past or present employees of other companies is prohibited. Each director, executive, officer and employee should endeavor to respect the rights of and deal fairly with LSB’s customers, suppliers, competitors and employees. No director, executive, officer or employee should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other intentional unfair-dealing practice.

Confidentiality

     Directors, executives, officers, and employees must maintain the confidentiality of confidential information entrusted to them by LSB or its suppliers or customers, except when disclosure is specifically authorized by LSB’s President, Vice President, or Secretary or required by laws, regulations or legal proceedings. Confidential information includes all non-public information that might be of use to competitors of LSB or harmful to LSB or its customers or employees if disclosed.

Protection and Proper Use of LSB Assets

     All directors, executives, officers and employees should endeavor to protect LSB’s assets and ensure their efficient use. All LSB assets should be used for legitimate business purposes. Theft, carelessness and waste have a direct impact on LSB’s profitability. Any suspected incident of fraud or theft should be immediately reported for investigation.

Public Company Reporting

     As a public company, it is of critical importance that LSB’s filings with the Securities and Exchange Commission be accurate and timely. Depending upon their position with LSB, a director, executive, officer or employee may be called upon to provide necessary information to assure that LSB’s public reports are complete, fair and understandable. LSB expects directors, executives, officers and employees to take this responsibility extremely seriously and to provide prompt accurate answers to inquiries related to LSB’s public disclosure requirements.

Financial Statements and Other Records

     All of LSB’s books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect LSB’s transactions and must conform both to applicable legal requirements and to LSB’s system of internal controls. Unrecorded or “off the books” funds or assets should not be maintained unless permitted by applicable law or regulation.

2

     Records should always be retained or destroyed according to LSB’s record retention policies. In accordance with those policies, in the event of litigation or governmental investigation please consult LSB’s President, Vice President, or Secretary.

Waivers of the Code of Business Conduct and Ethics

     Any waiver of this Code may be made only by the Board of Directors of LSB or a committee appointed by the Board of Directors and will be promptly disclosed as required by law or stock exchange regulation.

Reporting Illegal or Unethical Behavior

     Directors, executives, officers and employees who suspect or know of violations of this Code or illegal or unethical business or workplace conduct by directors, executives, officers or employees have an obligation to contact either their supervisor or manager. If the individuals to whom such information is conveyed are not responsive, or if there is reason to believe that reporting to such individuals is inappropriate in particular cases, then the employee, officer or director may contact LSB’s President, Vice President, or Secretary. Such communications will be kept confidential to the extent feasible. If the director, executive, officer or employee is still not satisfied with the response, such director, executive, officer or employee may contact the Chairman of the Audit Committee of the Board of Directors of LSB. If concerns or complaints require confidentiality, then this confidentiality will be protected to the extent feasible, subject to applicable law.

Reporting Accounting Complaints

     LSB’s policy is to comply with all applicable financial reporting and accounting regulations. If any director, executive, officer or employee of LSB has unresolved concerns or complaints regarding questionable accounting or auditing matters concerning LSB, then he or she is encouraged to submit those concerns to the Audit Committee of the Board of Directors of LSB. Subject to its legal duties, the Audit Committee and the Board of Directors will treat such submissions confidentially. Such submissions may be directed to the attention of the Audit Committee, or any director who is a member of the Audit Committee, at the principal executive offices of LSB.

Non-Retaliation for Reporting

     LSB prohibits retaliation of any kind against individuals who have made good faith reports or complaints of violations of this Code or other known or suspected illegal or unethical conduct.

3

APPENDIX V (continued)

LSB BANCSHARES, INC.

CODE OF BUSINESS CONDUCT AND ETHICS

for

CEO AND SENIOR FINANCIAL OFFICERS

ADOPTED AS OF DECEMBER 9, 2003

     LSB Bancshares, Inc. has a Code of Business Conduct and Ethics applicable to all directors, executives, officers and employees of LSB Bancshares, Inc. and all of its direct and indirect subsidiaries (collectively, “LSB”). The Chief Executive Officer (“CEO”) and senior financial officers, including the Chief Financial Officer (“CFO”) and principal accounting officer, are bound by the provisions set forth therein relating to ethical conduct, conflicts of interest and compliance with law. In addition to the Code of Business Conduct and Ethics, the CEO and senior financial officers are subject to the following specific policies:

•	The CEO, CFO, and all senior financial officers are responsible for full, fair, accurate, timely and understandable disclosure in the periodic reports required to be filed by the Bank with the Securities and Exchange Commission. Accordingly, it is the responsibility of the CEO, CFO, and each senior financial officer to promptly bring to the attention of the CEO and CFO, or if necessary, the Chairman of the Audit Committee any material information of which he or she may become aware that affects the disclosures made by LSB in its public filings.

•	The CEO, CFO, and each senior financial officer shall promptly bring to the attention of the CEO and CFO or, if necessary, the Chairman of the Audit Committee any information he or she may have concerning (a) significant deficiencies in the design or operation of internal controls which could adversely affect LSB’s ability to record, process, summarize and report financial data or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in LSB’s financial reporting, disclosure and internal controls.

•	The CEO, CFO, and each senior financial officer shall promptly bring to the attention of the CEO, CFO, and the Audit Committee any information he or she may have concerning any violation of LSB’s Code of Business Conduct and Ethics, including any actual or apparent conflicts of interest between personal and professional relationships, involving any management or other employees who have a significant role in LSB’s financial reporting, disclosures or internal controls.

•	The CEO, CFO, and each senior financial officer shall promptly bring to the attention of the CEO, CFO, and the Audit Committee any information he or she may have concerning evidence of any material violation of the federal or state securities laws, rules, or regulations, or any other laws, rules or regulations applicable to LSB and the operation of its business, by LSB or any agent thereof, or of violation of the Code of Business Conduct and Ethics or these additional procedures.

•	The Board of Directors of LSB shall determine, or designate appropriate persons to determine, appropriate actions to be taken in the event of violations of the Code of Business Conduct and Ethics or of these additional procedures by the CEO and LSB’s senior financial officers. Such actions shall be reasonably designed to deter wrongdoing and to promote accountability for adherence to the Code of Business Conduct and Ethics and to these additional procedures, and shall include written notice to the individual involved that the Board of Directors has determined that there has been a violation, censure by the Board of Directors, demotion or re-assignment of the individual involved, suspension with or without pay or benefits (as determined by the Board of Directors), or termination of the

4

individual’s employment. In determining what action is appropriate in a particular case, the Board of Directors or such designee shall take into account all relevant information, including the nature and severity of the violation, whether the violation was a single occurrence or repeated occurrences, whether the violation appears to have been intentional or inadvertent, whether the individual in question was advised prior to the violation as to the proper course of action and whether or not the individual in question has committed other violations in the past.

5

APPENDIX VI

LSB BANCSHARES, INC.

PROPOSED EQUITY COMPENSATION PLAN

LSB BANCSHARES, INC.

COMPREHENSIVE EQUITY COMPENSATION PLAN FOR DIRECTORS AND EMPLOYEES

     Section 1. Purpose.

     The purpose of the LSB Bancshares, Inc. Comprehensive Equity Compensation Plan for Directors and Employees is to provide an incentive to employees of the Company and its subsidiaries to achieve long-range goals, to aid in attracting and retaining employees and directors of outstanding ability and to closely align their interests with those of shareholders. This Plan replaces the following plans: the 1994 Director Stock Option Plan, the 1986 Employee Incentive Stock Option Plan, the 1996 Omnibus Stock Incentive Plan and the LSB Bancshares, Inc. Amended and Restated Deferred Compensation Plan for Directors (collectively, the “Prior Plans”). No further awards or grants shall be provided under the Prior Plans on or after the effective date of this Plan, but any awards or grants provided under the Prior Plans prior to the effective date of this Plan shall remain outstanding in accordance with their respective terms.

     Section 2. Effective Date Of Plan.

     The Plan shall be effective on the date of its approval by the shareholders of the Company.

     Section 3. Eligibility.

     (a)  Any individual who is employed by (including any officer) or who serves as a member of the board of directors of the Company or any Affiliate shall be eligible to be selected to receive an Award under the Plan.

     (b)  An individual who has agreed to accept employment by the Company or an Affiliate shall be deemed to be eligible for Awards hereunder as of the date of such agreement.

     (c)  Holders of options and other types of equity-based awards granted by any entity acquired by the Company or with which the Company combines are eligible for grant of Substitute Awards hereunder.

     Section 4. Administration.

     (a)  The Plan shall be administered by the Committee. The Committee shall be appointed by the Board and shall consist of not less than three directors, each of whom shall be independent, within the meaning of and to the extent required by applicable rulings and interpretations of the National Association of Securities Dealers, Inc. and the Securities and Exchange Commission, and each of whom shall be a “Non-Employee Director”, as defined from time to time for purposes of Section 16 of the Securities Exchange Act of 1934 and the rules promulgated thereunder. The Board may designate one or more directors who meet the above criteria as alternate members of the Committee who may replace any absent or disqualified member at any meeting of the Committee. The Committee may issue rules and regulations for administration of the Plan. It shall meet at such times and places as it may determine.

     (b)  Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards (including Substitute Awards) to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards, or other property, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (ix) determine whether and to what extent Awards should comply or continue to comply with any requirement of statute or regulation; and (x) make any other determination and take any other action that the Committee deems necessary or desirable in connection with the administration of the Plan.

     (c)  All decisions of the Committee shall be final, conclusive and binding upon all parties, including the Company, any Affiliates, the shareholders and the Participants.

     Section 5. Shares Available For Awards.

     (a)  Subject to adjustment as provided in this Section 5, a total of Seven Hundred and Fifty Thousand (750,000) Shares shall be available for issuance pursuant to Awards under the Plan.

     (b)  If, after the effective date of the Plan, any Shares covered by an Award other than a Substitute Award, or to which such an Award relates, are forfeited, or if such an Award otherwise terminates without the delivery of Shares or of other consideration, then the Shares covered by such Award, or to which such Award relates, to the extent of any such forfeiture or termination, shall again be, or shall become, available for issuance under the Plan. Notwithstanding the foregoing, to the extent an Award granted hereunder is payable under the express terms of the Award Agreement entirely in cash or cash installments, the Shares to which the Award relates shall not count against the limitation specified in Section 5(a) and any subsequent payment, exercise, forfeiture, cancellation or other disposition of such an Award shall not result in any adjustments in the Shares available for issuance pursuant to this Section 5.

     (c)  In the event that any Option or other Award granted hereunder (other than a Substitute Award) is exercised through the delivery of Shares, or in the event that withholding tax liabilities arising from such Option or Award are satisfied by the withholding of Shares by the Company, the number of Shares available for Awards under the Plan shall be increased by the number of Shares so surrendered or withheld.

     (d)  Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares.

     (e)  In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, including the aggregate limit specified in Section 5(a), (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

     (f)  Shares underlying Substitute Awards shall not count against the limit specified in Section 5(a) and shall not reduce the number of Shares remaining available for issuance under the Plan.

2

     Section 6. Options.

     (a)  The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

     (b)  The purchase price per Share under an Option shall be determined by the Committee; provided, however, that, except in the case of Substitute Awards, such purchase price shall not be less than the Fair Market Value of a Share on the date of grant of such Option.

     (c)  The term of each Option shall be fixed by the Committee but shall not exceed 10 years from the date of grant thereof.

     (d)  The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms, including, without limitation, cash, Shares, other Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which payment of the exercise price with respect thereto may be made or deemed to have been made. Notwithstanding the foregoing, no Option shall be exercisable until at least six months after it is granted.

     (e)  The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the following provisions to the extent necessary to satisfy the requirements of Section 422 of the Code:

(i) Incentive Stock Options shall be granted only to Participants who are employees described in Section 422(a)(2) of the Code.

(ii) The Incentive Stock Option exercise price per Share shall be set in the Award Agreement, and shall not be less than one hundred percent (100%) of the Fair Market Value of a Share at the time of the grant.

(iii) The Incentive Stock Option shall expire not later than 10 years after the grant date, or such shorter period as may be specified in the Award Agreement. In addition, the Incentive Stock Option shall lapse and cease to be exercisable no later than three months following the Participant’s termination of Service, unless:

A.	the Participant’s termination of Service is a result of death or Disability, in which event the Incentive Stock Option shall lapse and cease to be exercisable no later than one year after the date of death or Disability; or

B.	the Participant dies following the termination of Service and while the Incentive Stock Option is still exercisable, in which event the Incentive Stock Option shall lapse and cease to be exercisable no later than one year after the date of death.

(iv) The aggregate Fair Market Value, determined as of the Option grant date, of the Shares with respect to which Incentive Stock Options are first exercisable during any calendar year by any Participant shall not exceed one hundred thousand dollars ($100,000). However, to the extent permitted under Section 422 of the Code, if the exercisability of an Incentive Stock Option is accelerated by reason of a Change in Control, or otherwise pursuant to Section 6(f) or Section 12(b), any portion of such Option that is not exercisable as an Incentive Stock Option by reason of the one hundred thousand dollar ($100,000) limitation shall be treated as a Non-Qualified Stock Option.

(v) Incentive Stock Options shall be granted only to an eligible Participant who, at the time of the Option grant date, does not own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company; provided, however, the foregoing restriction shall not apply if at the time of the Option grant date the exercise price per Share for the Option is at least one hundred and ten

3

percent (110%) of the Fair Market Value of a Share on the grant date and such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the Option grant date.

(vi) Subject to the Plan-wide Award limit specified in Section 5(a), the maximum number of Shares subject to Incentive Stock Option Awards shall be Five Hundred Thousand (500,000). This Incentive Stock Option limitation shall be subject to adjustment as provided in Section 5(e), but shall not be otherwise subject to adjustment for forfeited, cancelled or exercised Incentive Stock Options.

(vii) The Committee may adopt any other terms and conditions which it determines should be imposed for the Incentive Stock Option to qualify under Section 422 of the Code and any regulations promulgated thereunder.

     (f)  The provisions of this Section 6(f) shall apply only to a Participant’s Employee Awards. Except as otherwise provided in the Award Agreement for the Option, and subject to any further limitations imposed by Section 6(e) in the case of any Incentive Stock Option:

(i) upon a Participant’s Involuntary Termination for Cause (including but not limited to an Involuntary Termination for Cause that occurs after the Participant would otherwise have been eligible for Retirement), all Options held by the Participant under Employee Awards shall be canceled as of the date of termination.

(ii) upon a Participant’s termination of Service on account of Disability, a Participant’s voluntary termination of Service on account of Retirement, or a Participant’s Involuntary Termination without Cause, each Option held by the Participant under an Employee Award shall be exercisable to the extent of the total number of Shares subject to the Option, irrespective of the extent to which such Option would otherwise have been exercisable at the date of Retirement or Disability pursuant to the terms of the applicable Award Agreement, and such Option shall otherwise remain in full force and effect in accordance with its terms.

(iii) upon a Participant’s termination of Service on account of death, each Option held by the Participant under an Employee Award shall be exercisable by the Participant’s estate, or by any individual who acquires the right to exercise such Option by reason of the Participant’s death, to the extent of the total number of Shares subject to the Option, irrespective of the extent to which such Option would have otherwise been exercisable at the date of death pursuant to the terms of the applicable Award Agreement, and such Option shall otherwise remain in full force and effect in accordance with its terms.

(iv) upon a Participant’s voluntary termination of Service for any reason other than Retirement, death or Disability, Options held by the Participant under an Employee Award shall remain exercisable only for 90 days after such termination (but not after the expiration date of such Options), and only to the extent such Options were exercisable at the date of termination pursuant to the terms of the applicable Award Agreement. However, if the Participant should die within the 90 day period after such termination of Service, the Options held by the Participant under an Employee Award may be exercised by the Participant’s estate, or by any individual who acquires the right to exercise by reason of the Participant’s death, at any time within a period of one year after the date of death (but not after the expiration date of the Options) to the extent such Options were exercisable at the date of termination pursuant to the terms of the applicable Award Agreement.

     (g)  The provisions of this Section 6(g) shall apply only to a Participant’s Director Awards. Except as otherwise provided in the applicable Award Agreement:

(i) upon the termination of the Participant’s Service as a director for any reason after Normal Retirement or at any time by reason of death or Disability, any unexercised Non-Qualified Stock Options granted under a Director Award shall be exercisable to the extent of the total number of Shares subject to the Option, irrespective of the extent to which such Option would otherwise have been exercisable at the date of termination pursuant to the terms of the applicable Award Agreement, and such Option shall

4

otherwise remain in full force and effect in accordance with its terms. In the case of the Participant’s death, the Options may be exercised by the Participant’s estate, or by any individual who acquires the right to exercise by reason of the Participant’s death.

(ii) upon the termination of the Participant’s Service as a director prior to Normal Retirement for any reason other than death or Disability, any unexercised Non-Qualified Stock Options granted under a Director Award shall remain exercisable only for 90 days after such termination (but not after the expiration date of such Options), and only to the extent such Options were exercisable at the date of termination pursuant to the terms of the applicable Award Agreement.

     Section 7. Restricted Stock And Restricted Stock Units.

     (a)  The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants.

     (b)  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

     (c)  Any share of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

     (d)  The provisions of this Section 7(d) shall apply only to a Participant’s Employee Awards of Restricted Stock and Restricted Stock Units. Except as otherwise provided in the Award Agreement:

(i) upon a Participant’s termination of Service on account of death or Disability, a Participant’s voluntary termination of Service on account of Retirement, or a Participant’s Involuntary Termination without Cause, any and all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units granted to the Participant under Employee Awards shall lapse.

(ii) upon a Participant’s voluntary termination of Service for any reason other than Retirement, death or Disability, all Shares of Restricted Stock or Restricted Stock Units held by the Participant under Employee Awards shall be forfeited as of the date of termination.

(iii) upon a Participant’s Involuntary Termination for Cause (including but not limited to an Involuntary Termination for Cause that occurs after the Participant would otherwise have been eligible for Retirement), all Shares of Restricted Stock or Restricted Stock Units held by the Participant under Employee Awards shall be forfeited as of the date of termination.

     (e)  The provisions of this Section 7(e) shall apply only to a Participant’s Director Awards of Restricted Stock and Restricted Stock Units. Except as otherwise provided in the applicable Award Agreement:

(i) upon the termination of the Participant’s Service as a director for any reason after Normal Retirement or at any time by reason of death or Disability, any and all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units granted to the Participant under Director Awards shall lapse.

(ii) upon the termination of the Participant’s Service as a director prior to Normal Retirement for any reason other than death or Disability, all Shares of Restricted Stock or Restricted Stock Units held by the Participant under Director Awards shall be forfeited as of the date of termination.

5

     (f)  The Committee may in its discretion, when it finds that a waiver would be appropriate, waive in whole or in part any or all restrictions with respect to Shares of Restricted Stock or Restricted Stock Units; provided, that the Committee’s authority under this Section 7(f) is limited in the case of Awards subject to Section 10(h) as set forth in Section 10(h).

     Section 8. Performance Units.

     (a)  The Committee is hereby authorized to grant Awards of Performance Units to Participants.

     (b)  Subject to the terms of the Plan, a Performance Unit granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Unit, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Unit granted and the amount of any payment or transfer to be made pursuant to any Performance Unit shall be determined by the Committee.

     (c)  The provisions of this Section 8(c) shall apply only to a Participant’s Employee Awards for Performance Units. Except as otherwise provided in the Award Agreement:

(i) in the event of a Participant’s voluntary termination of Service on account of Retirement prior to the expiration of any performance period applicable to a Performance Unit granted to the Participant under an Employee Award, the Participant shall be entitled to receive following the expiration of such performance period a pro-rata portion of any amounts otherwise payable with respect to, or a pro-rata right to exercise, the Performance Unit.

(ii) upon a Participant’s termination of Service on account of death prior to the expiration of any performance period applicable to a Performance Unit granted to the Participant under an Employee Award, the Participant’s estate shall receive a partial payment with respect to, or a partial right to exercise, such Performance Unit, based on the level of progress toward achievement of the applicable performance goals through the date of death as determined by the Committee in its discretion.

(iii) upon a Participant’s termination of Service on account of Disability prior to the expiration of any performance period applicable to a Performance Unit granted to the Participant under an Employee Award, the Participant shall receive upon such termination a partial payment with respect to, or a partial right to exercise, such Performance Unit, based on the level of progress toward achievement of the applicable performance goals through such termination as determined by the Committee in its discretion.

(iv) upon a Participant’s Involuntary Termination without Cause prior to the expiration of any performance period applicable to a Performance Unit granted to the Participant under an Employee Award, the Participant shall receive upon such termination a partial payment with respect to, or a partial right to exercise, such Performance Unit, based on the level of progress toward achievement of the applicable performance goals through such termination as determined by the Committee in its discretion.

(v) upon a Participant’s voluntary termination of Service for any reason other than Retirement, death or Disability, all Performance Units held by the Participant under an Employee Award shall be canceled as of the date of termination.

(vi) upon a Participant’s Involuntary Termination for Cause (including but not limited to an Involuntary Termination for Cause that occurs after the Participant would otherwise have been eligible for Retirement), all Performance Units held by the Participant under an Employee Award shall be canceled as of the date of termination.

6

     (d)  The provisions of this Section 8(d) shall apply only to a Participant’s Director Awards of Performance Units. Except as otherwise provided in the applicable Award Agreement:

(i) upon the termination of the Participant’s Service as a director for any reason after Normal Retirement or at any time by reason of death or Disability prior to the expiration of any performance period applicable to a Performance Unit granted to the Participant under a Director Award, the Participant (or his estate) shall receive upon such termination a partial payment with respect to, or a partial right to exercise, such Performance Unit, based on the level of progress toward the achievement of the applicable performance goals through such termination as determined by the Committee in its discretion.

(ii) upon the termination of the Participant’s Service as a director prior to Normal Retirement for any reason other than death or Disability, all Performance Units held by the Participant under a Director Award shall be canceled as of the date of termination.

     Section 9. Stock Appreciation Rights and Other Stock-Based Awards.

     (a)  The Committee is hereby authorized to grant to Participants such other Awards (including, without limitation, Stock Appreciation Rights and rights to dividends and dividend equivalents) that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares) as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 9 shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, as the Committee shall determine, the value of which consideration, as established by the Committee, shall, except in the case of Substitute Awards, not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

     (b)  The provisions of this Section 9(b) shall apply only to a Participant’s Employee Awards of Stock Appreciation Rights or Other Stock-Based Awards. Except as otherwise provided in the Award Agreement for the Stock Appreciation Right or Other Stock-Based Award:

(i) upon a Participant’s Involuntary Termination for Cause (including but not limited to an Involuntary Termination for Cause that occurs after the Participant would otherwise have been eligible for Retirement), all Stock Appreciation Rights and Other Stock-Based Awards held by the Participant under an Employee Award shall be canceled as of the date of termination.

(ii) upon a Participant’s termination of Service on account of Disability, a Participant’s voluntary termination of Service on account of Retirement, or a Participant’s Involuntary Termination without Cause, each Stock Appreciation Right and Other Stock-Based Award held by the Participant under an Employee Award shall be exercisable to the extent of the total number of Shares subject to the Stock Appreciation Right or Other Stock-Based Award, irrespective of the extent to which such Award would otherwise have been exercisable at the date of Retirement or Disability pursuant to the terms of the applicable Award Agreement, and such Stock Appreciation Right or Other Stock-Based Award shall otherwise remain in full force and effect in accordance with its terms.

(iii) upon a Participant’s termination of Service on account of death, each Stock Appreciation Right and Other Stock-Based Award held by the Participant under an Employee Award shall be exercisable by the Participant’s estate, or by any individual who acquires the right to exercise such Award by reason of the Participant’s death, to the extent of the total number of Shares subject to the Award, irrespective of the extent to which such Award would have otherwise been exercisable at the date of death pursuant to the terms of the applicable Award Agreement, and such Stock Appreciation Right or Other Stock-Based Award shall otherwise remain in full force and effect in accordance with its terms.

7

(iv) upon a Participant’s voluntary termination of Service for any reason other than Retirement, death or Disability, the Stock Appreciation Rights and Other Stock-Based Awards held by the Participant under an Employee Award shall remain exercisable for 90 days after such termination (but not after the expiration date of such Awards) to the extent such Awards were exercisable at the date of termination pursuant to the terms of the applicable Award Agreement. However, if the Participant should die within the 90 day period after such termination of Service, the Stock Appreciation Rights and Other Stock-Based Awards held by the Participant under an Employee Award may be exercised by the Participant’s estate, or by any individual who acquires the right to exercise by reason of the Participant’s death, at any time within a period of one year after the date of death (but not after the expiration date of the Awards) to the extent such Awards were exercisable at the date of termination pursuant to the terms of the applicable Award Agreement.

     (c)  The provisions of this Section 9(c) shall apply only to a Participant’s Director Awards of Stock Appreciation Rights or Other Stock-Based Awards. Except as otherwise provided in the applicable Award Agreement:

(i) upon the termination of the Participant’s Service as a director for any reason after Normal Retirement or at any time by reason of death or Disability, any unexercised Stock Appreciation Rights and Other Stock-Based Awards held by the Participant under a Director Award shall be exercisable to the extent of the total number of Shares subject to the Stock Appreciation Right or Other Stock-Based Award, irrespective of the extent to which such Award would otherwise have been exercisable at the date of termination pursuant to the terms of the applicable Award Agreement, and such Stock Appreciation Right or Other Stock-Based Award shall otherwise remain in full force and effect in accordance with its terms.

(ii) upon the termination of the Participant’s Service as a director prior to Normal Retirement for any reason other than death or Disability, all Stock Appreciation Rights and Other Stock-Based Awards held by the Participant under a Director Award shall be canceled as of the date of termination.

     Section 10. General Provisions Applicable To Awards.

     (a)  Each Award shall be evidenced by a written Award Agreement, the terms of which shall be determined by the Committee.

     (b)  Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

     (c)  Each Award may, in the discretion of the Committee, be granted either alone or in addition to or in tandem with any other Award. An Award granted in addition to or in tandem with another Award may be granted either at the same time as or at a different time from the grant of such other Award.

     (d)  Subject to the terms of the Plan and the applicable Award Agreement, payments or transfers to be made by or to the Company upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments.

     (e)  Notwithstanding any provision of the Plan or any Award Agreement to the contrary, in no event shall the Company or any Affiliate extend credit or loan funds to any Participant in connection with the exercise of an Award. The Company may establish, maintain and/or facilitate a broker-assisted cashless exercise program.

     (f)  Unless the Committee shall otherwise determine, no Award and no right under any Award shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or by the laws of descent and

8

distribution, and each Award, and each right under any Award, shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. The provisions of this paragraph shall not preclude forfeiture of an Award in accordance with the terms of the Plan or the applicable Award Agreement.

     (g)  All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

     (h)  If the Committee intends that an Award (other than an Option or Stock Appreciation Right) to a member of the Executive Group should constitute “qualified performance-based compensation” for purposes of Section 162(m) of the Code, the applicable Award Agreement shall include a pre-established formula, such that payment, retention or vesting of the Award is subject to the achievement during a performance period or periods, as determined by the Committee, of a level or levels, as determined by the Committee, of one or more Performance Measures. For any Award subject to any such pre-established formula, no more than Fifty Thousand (50,000) shares of Common Stock can be paid in satisfaction of such Award to any Participant, subject to adjustment as provided in Section 5(e). Notwithstanding any provision of this Plan to the contrary, the Committee shall not be authorized to increase the amount payable under any Award to which this Section 10(h) applies upon attainment of such pre-established formula.

     Section 11. Change in Control.

     (a)  Unless specifically provided to the contrary in any Award Agreement, and notwithstanding any provision herein to the contrary, upon a Change in Control all outstanding Awards shall become fully vested and exercisable, and any restrictions applicable to any outstanding Award shall automatically lapse.

     (b)  Any provision of the Plan or any Award Agreement to the contrary notwithstanding, in connection with the consummation of a Change in Control, the Committee may cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to the Fair Market Value of such canceled Award (which shall equal the Fair Market Value of the Shares or other property or cash underlying the Award, less any exercise price therefor).

     Section 12. Amendments And Termination.

     (a)  Except to the extent expressly prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan, the Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, however, that:

(i) no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to qualify or comply.

(ii) no such amendment or alteration shall increase the number of Shares available for issuance pursuant to Awards under the Plan without shareholder approval.

(iii) no such amendment, alteration, suspension, discontinuation or termination shall be made without the consent of the affected Participant, if such action would adversely affect the rights of such Participant under any outstanding Award.

     (b)  The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award previously granted, prospectively or retroactively, without the consent of any affected Participant or holder or beneficiary of an Award, provided, however, that:

9

(i) no such action shall impair the vested rights of any affected Participant or holder or beneficiary under any Award previously granted under the Plan.

(ii) except as provided in Section 5(e), no such action shall reduce the exercise price, grant price or purchase price of any Award established at the time of grant thereof.

(iii) the Committee’s authority under this Section 12(b) is limited in the case of Awards subject to Section 10(h), as set forth in Section 10(h).

     (c)  Except as provided in Section 10(h), the Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of events (including, without limitation, the events described in Section 5(e)) affecting the Company, or the financial statements of the Company, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

     (d)  The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry out the purpose and intent of the Plan and the applicable Award.

     Section 13. Miscellaneous.

     (a)  No employee, director, Participant or other individual shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of employees, directors, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards and Award Agreements need not be the same with respect to each recipient.

     (b)  The Committee may delegate to one or more officers or employees of the Company, or a committee of such officers or employees, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue, suspend or terminate Awards held by, employees who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended; provided, however, that any delegation to management shall conform with the requirements of the corporate law of the State of North Carolina and with the requirements, if any, of the National Association of Securities Dealers, Inc., in either case as in effect from time to time.

     (c)  The Company shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards, or other property) of income or other taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action (including, without limitation, providing for elective payment of such amounts in cash, Shares, other securities, other Awards or other property by the Participant) as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

     (d)  Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

     (e)  The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or the applicable Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement or in any other agreement binding the parties. The receipt of any Award under the Plan is not intended to confer any rights on the Participant except as set forth in the applicable Award Agreement.

10

     (f)  If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any individual or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, such provision shall be stricken as to such jurisdiction, individual or Award, and the remainder of the Plan and any such Award Agreement shall remain in full force and effect.

     (g)  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other individual. To the extent that any individual acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

     (h)  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award Agreement, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

     Section 14. Duration Of The Plan.

     No Award shall be granted under the Plan after the Expiration Date. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted prior to the Expiration Date shall remain exercisable or otherwise extend beyond such Expiration Date in accordance with its terms as set forth in the Award Agreement, and so long as the Award remains exercisable or otherwise continues in effect the Committee shall retain its power and authority to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the Board shall retain its power and authority to amend the Plan.

     Section 15. Definitions.

     As used in the Plan, the following terms shall have the meanings set forth below:

     (a)  “Affiliate” shall mean any entity that, directly or indirectly, controls, is controlled by or is under common control with, the Company, as determined by the Committee.

     (b)  “Award” shall mean any Option, award of Restricted Stock, Restricted Stock Unit, Performance Unit, Stock Appreciation Right or Other Stock-Based Award granted under the Plan.

     (c)  “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan, which shall be signed by the Company or the Committee and which may, but need not, be executed or acknowledged by a Participant.

     (d)  “Board” shall mean the board of directors of the Company.

     (e)  “Cause” shall mean, except as provided in the applicable Award Agreement, any of the following:

(i) Use of illegal drugs by the Participant;

(ii) Any material breach by the Participant of any covenant causing material injury to the Company or Affiliate to the business reputation of the Company or Affiliate;

(iii) Any willful act or omission of the Participant which is injurious to the Company or Affiliate or to the business reputation of the Company or Affiliate;

(iv) The dishonesty, fraud, malfeasance, negligence or misconduct of the Participant;

11

(v) The conviction of, or entry of a plea of guilty or no contest to, a felony or crime involving moral turpitude by the Participant;

(vi) Failure of the Participant to materially comply with the policies of the Company and its Affiliates;

(vii) The continued failure of the Participant to perform substantially the Participant’s duties with the Company and its Affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Participant by the Company which specifically identifies the manner in which the Company believes that the Participant has not substantially performed the Participant’s duties.

(viii) Failure of the Participant to materially follow lawful instructions of the Board.

     (f)  Unless otherwise provided in the applicable Award Agreement, a “Change in Control” occurs if either:

(i) any Person (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or the Company itself) becomes the owner or beneficial owner of Company securities having 20% or more of the combined voting power of the then outstanding Company securities that may be cast for the election of the Board (other than as a result of an issuance of securities initiated by the Company, or open market purchases approved by the Board, as long as the majority of the Board approving the purchases are directors at the time the purchases are made); or

(ii) a cash tender or exchange offer for 20% or more of the combined voting power of the then outstanding Company securities that may be cast for the election of the Board is effected, a merger, consolidation, reorganization or other business combination involving the Company occurs, a sale of all or substantially all of the Company’s assets occurs, a contested election of directors occurs, or any combination of these transactions or similar events occur;

and at any time thereafter, the Continuing Directors (as defined below) cease to constitute a majority of the Board or any successor’s board for whatever reason. For purposes of this Section 15(g), “Continuing Director” means any member of the Board while a member of the Board, and who (A) was a director of the Company before the consummation of the transactions described in (i) or (ii) above or (B) whose subsequent nomination for election or actual election to the Board was recommended or approved by a majority of the Continuing Directors then serving on the Board with each such member then being treated as a director in clause (A). For purposes of this Section 15(g), “Person” means any individual, firm, corporation, partnership, limited liability company, trust or other entity, including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, and any successor (by merger or otherwise) of such entity.

     (g)  “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (h)  “Committee” shall mean the Stock Option and Compensation Committee of the Board or such other committee as may be designated by the Board.

     (i)  “Company” shall mean LSB Bancshares, Inc.

     (j)  “Director Awards” shall mean Awards granted to the Participant in connection with or on account of his Service as a member of the board of directors of the Company or an Affiliate. Awards granted to the Participant in connection with or on account of Service as an employee of the Company or an Affiliate shall not be considered Director Awards for purposes of the Plan.

     (k)  “Disability” shall mean, in the case of an Employee Award and unless otherwise expressly provided in the applicable Award Agreement, a physical or mental condition that qualifies as a disability under the

12

Long Term Disability Plan of Lexington State Bank or any successor plan or amendment to such plan. In the case of a Director Award and unless otherwise expressly provided in the applicable Award Agreement, “Disability” shall mean a physical or mental condition that renders the Participant unable to perform the duties of the Participant’s customary position of service for an indefinite period that the Committee determines will be of long, continued duration. The Participant will be considered Disabled as of the date the Committee determines the Participant first satisfied the definition of Disability. The Committee may require the Participant to submit to a physical examination by a physician chosen by the Committee in order to confirm the existence of a Disability.

     (l)  “Employee Awards” shall mean Awards granted to the Participant in connection with or on account of his Service as an employee of the Company or an Affiliate. Awards granted to the Participant in connection with or on account of Service as a member of the board of directors of the Company or an Affiliate shall not be considered Employee Awards for purposes of the Plan.

     (m)  “Executive Group” shall mean every individual who is expected by the Committee to be both (i) a “covered employee” as defined in Section 162(m) of the Code as of the end of the taxable year in which payment of the Award may be deducted by the Company, and (ii) the recipient of compensation of more than $1,000,000 for that taxable year.

     (n)  “Expiration Date” shall mean the tenth anniversary of the Plan’s effective date determined pursuant to Section 2.

     (o)  “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities) the fair market value of such property as determined by the Committee.

     (p)  “Incentive Stock Option” shall mean an Employee Award in the form of an option representing the right to purchase Shares from the Company, granted under and in accordance with the terms of Section 6, that meets the requirements of Section 422 of the Code.

     (q)  “Involuntary Termination” shall mean a Company-initiated (or Affiliate-initiated) termination of a Participant’s Service as an employee.

     (r)  “Non-Qualified Stock Option” shall mean an Award in the form of an option representing the right to purchase Shares from the Company, granted under and in accordance with the terms of Section 6, that is not an Incentive Stock Option.

     (s)  “Normal Retirement” shall mean, except as otherwise provided in the Award Agreement, the Participant’s retirement as a director of the Company in accordance with the Company’s By-laws.

     (t)  “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

     (u)  “Other Stock-Based Award” shall mean any right granted under Section 9.

     (v)  “Participant” shall mean an individual granted an Award under the Plan.

     (w)  “Performance Measure” shall mean an objective performance goal based on business criteria that apply to an individual, a business unit, an Affiliate, or the Company as a whole.

     (x)  “Performance Unit” shall mean any right granted under Section 8.

     (y)  “Plan” shall mean this LSB Bancshares, Inc. Comprehensive Equity Compensation Plan for Directors and Employees.

     (z)  “Restricted Stock” shall mean any Share granted under Section 7.

13

     (aa)  “Restricted Stock Unit” shall mean a contractual right granted under Section 7 that is denominated in Shares. Each Unit represents a right to receive the value of one Share (or a percentage of such value, which percentage may be higher than 100%) upon the terms and conditions set forth in the Plan and the applicable Award Agreement. Awards of Restricted Stock Units may include, without limitation, the right to receive dividend equivalents.

     (bb)  “Retirement” shall mean, except as expressly provided in the Award Agreement, the Participant’s voluntary termination of Service as an employee after attaining age 65, or if earlier age 62 with 30 years of continuous service as an employee with the Company or an Affiliate.

     (cc)  “Service” shall mean employment as an employee (including an officer) of the Company or an Affiliate, or service as a member of the board of directors of the Company or an Affiliate.

     (dd)  “Shares” shall mean shares of the common stock of the Company, $5 par value.

     (ee)  “Stock Appreciation Right” shall mean an Award pursuant to Section 9 that provides for an amount payable in Shares, cash or a combination thereof, as determined by the Committee, equal in value to the excess of the Fair Market Value of a Share on the day the Award is exercised over the Fair Market Value of a Share on the date of the Award.

     (ff)  “Substitute Awards” shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

14

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

LSB BANCSHARES, INC.

ONE LSB PLAZA, LEXINGTON, NORTH CAROLINA 27292

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Robert B. Smith, Jr. and Burr W. Sullivan, and each of them, as proxies with full power of substitution, and hereby authorizes each of them, alone or together, to represent and to vote, as designated on the reverse, all the shares of LSB BANCSHARES, INC. held of record by the undersigned at the close of business on February 23, 2004 at the Annual Meeting of Shareholders to be held on April 21, 2004 at 10:00 a.m., at the headquarters of LSB Bancshares, Inc., and at any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for all nominees FOR Director and FOR Proposals 2 and 3.

If the shareholder is a participant in the LSB Bancshares, Inc. Direct Stock Purchase Plan, the proxy card represents the number of shares in your Direct Stock Purchase Plan account as well as shares owned of record directly by the shareholder.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the reverse. When shares are held by joint owners, both should sign. When signing as an executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

HAS YOUR ADDRESS CHANGED?

1

LSB BANCSHARES, INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694
Voter Control Number

Your vote is important. Please vote immediately.

Vote-by-Internet		Vote-by-Telephone
OR
1. Log on to the Internet and go to		1. Call toll-free
http://www.eproxyvote.com/lxbk		1-877-PRX-VOTE (1-877-779-8683)

2. Enter your Voter Control Number listed above and follow the easy steps outlined on the secured website		2. Enter your Voter Control Number listed above and follow the easy recorded instructions
OR

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL          ZLSC01

[x]	Please mark votes as in this example

The Board of Directors recommends a vote “FOR” all nominees

1. Election of Directors
(01) Michael S. Albert		(03) Robert B. Smith, Jr.
(02) Walter A. Hill, Sr.		(04) John W. Thomas, III.

FOR	[ ]	WITHHOLD	[ ]
all nominees listed (except as marked to the contrary below)		Authority to vote for all nominees

(Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space above.)

Signature:	Date:

LSB BANCSHARES, INC.

The Board of Directors recommends a vote “FOR” Proposal 2.

	FOR	AGAINST	ABSTAIN
2. Proposal to approve the LSB Bancshares, Inc. Comprehensive Equity Compensation Plan for Directors and Employees	[ ]	[ ]	[ ]

The Board of Directors recommends a vote “FOR” Proposal 3.

		FOR	AGAINST	ABSTAIN

3.	Proposal to ratify the appointment of Turlington and Company, L.L.P. as Bancshares’ independent auditors 2004.	[ ]	[ ]	[ ]

4.	In their discretion, the proxies are authorized to vote upon such other business and matters as may properly come before the meeting or at any adjournment(s) thereof.

Mark box at right if an address change has been noted on the reverse side of this car	[ ]

Please be sure to sign and date this Proxy

Signature:	Date:

2